UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12

GEOVIC MINING CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF

2008 ANNUAL MEETING of STOCKHOLDERS

PROXY STATEMENT

GEOVIC MINING CORP.

NOTICE OF ANNUAL MEETING of STOCKHOLDERS

NOTICE IS HEREBY GIVEN THAT the Annual Meeting (the “Meeting”) of Stockholders of GEOVIC MINING CORP. (the “Company”) will be held on Friday, June 6, 2008 at 10:00 a.m. in the Pines Room at the Embassy Suites Hotel Portland Airport, 7900 N.E. 82nd Avenue, Portland, Oregon 97220-1388, for the following purposes:

1.	to receive the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2007 and the auditor’s report thereon;

2.	to elect Directors of the Company for the ensuing year;

3.	to appoint the auditor for the ensuing year at a remuneration to be fixed by the Directors;

4.	to consider and approve amendments of the Company’s stock option plan with the resolutions described in the accompanying Proxy Statement and the full text of the resolutions as set out in Schedule “B” to the Proxy Statement; and

5.	to transact such further and other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Accompanying this Notice of Meeting are (i) a Proxy Statement; (ii) an Instrument of Proxy; and (iii) a reply card for use by stockholders who wish to receive the Company’s interim financial statements. Financial and other information is contained in the Company’s Annual Report on form 10-K for the Fiscal Year ended December 31, 2007, which accompanies this Notice of Annual Meeting.

If you are a registered stockholder of the Company and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy and deposit it with Pacific Corporate Trust Company, 510 Burrard Street, 2nd Floor, Vancouver, BC V6C 3B9, not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the Meeting or any adjournment thereof.

If you are a non-registered stockholder of the Company and receive materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. If you are a non-registered stockholder and do not complete and return the materials in accordance with such instructions, you may lose the right to vote at the Meeting, either in person or by proxy.

Only the holders of Shares at the close of business on May 1, 2008 (the “Record Date”) are entitled to vote or to have their Shares voted at the Meeting.

DATED at Grand Junction, Colorado, this 7th day of May, 2008.

BY ORDER OF THE BOARD

JOHN E. SHERBORNE
Chief Executive Officer

Geovic Mining Corp.
743 Horizon Court, Suite 300A Grand Junction, CO 81506

2

GEOVIC MINING CORP.

ANNUAL MEETING OF STOCKHOLDERS

FRIDAY, JUNE 6, 2008

PROXY STATEMENT

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by management of GEOVIC MINING CORP. (the “Company” or “Geovic”) for use at the Annual and Special General Meeting of stockholders (the “Meeting”) to be held on June 6, 2008 and any adjournment thereof at the time and place and for the purposes set forth in the accompanying Notice of Meeting.

While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by the directors, officers and regular employees of the Company at nominal cost. All costs of solicitation of proxies by management will be borne by the Company. It is anticipated that this Proxy Statement and the enclosed form of proxy will first be sent to stockholders on or about May 7, 2008.

APPOINTMENT OF PROXY

The persons named as proxy in the accompanying instrument of proxy are officers and directors of the Company. A stockholder wishing to appoint some other person (who need not be a stockholder) to represent him or her at the Meeting has the right to do so, either by inserting such person’s name in the blank space provided in the accompanying proxy (the “Instrument of Proxy”) and striking out the two printed names, or by completing another proxy. If a stockholder appoints one of the persons designated in the accompanying Instrument of Proxy as a nominee and does not direct the said nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the shares registered in the name of such stockholder shall be voted, the proxy shall be voted FOR such matter or matters.

The Instrument of Proxy must be in writing and signed by the stockholder or by the stockholder’s attorney duly authorized in writing or, if the stockholder is a body corporate or association, signed by any individual authorized by a resolution of the directors or governing body of the body corporate or association. An Instrument of Proxy will only be valid if it is duly completed, signed, dated and received at the office of the Company’s registrar and transfer agent, Pacific Corporate Trust Company, 510 Burrard Street, 2nd Floor, Vancouver, BC V6C 3B9, not less than 48 hours (excluding Saturdays, Sunday and holidays) before the commencement of the Meeting or any adjournment thereof, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently, including any Instrument of Proxy delivered at the Shareholder meeting.

REVOCATION OF PROXY

A stockholder who has given an Instrument of Proxy may revoke it by an instrument in writing signed by the stockholder or by the stockholder’s attorney authorized in writing or, if the stockholder is a corporation or association, signed by any individual authorized by a resolution of the directors or governing body of the body corporate or association, and delivered to Pacific Corporate Trust Company at the address listed above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the Instrument of Proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner provided by law. A revocation of an Instrument of Proxy does not affect any matter on which a vote has been taken prior to the revocation.

The Chairman of the Meeting will have the discretion to accept or reject proxies otherwise deposited.

VOTING OF PROXIES

THE PERSONS DESIGNATED IN THE ENCLOSED INSTRUMENT OF PROXY WILL VOTE OR WITHHOLD FROM VOTING THE SHARES IN RESPECT OF WHICH THEY ARE APPOINTED PROXY ON ANY POLL THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER AS INDICATED ON THE INSTRUMENT OF PROXY AND, IF THE STOCKHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY. WHERE NO CHOICE OR WHERE BOTH CHOICES ARE SPECIFIED IN THE INSTRUMENT OF PROXY, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED “FOR” THE MATTERS OR PERSONS DESCRIBED THEREIN AND IN THIS PROXY STATEMENT.

The enclosed Instrument of Proxy confers discretionary authority upon the person appointed proxy thereunder to vote with respect to amendments or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting or any other business is properly brought before the Meeting, it is the intention of the persons designated in the enclosed Instrument of Proxy to vote in accordance with their best judgment on such matters or business. At the time of the printing of this Proxy Statement, management of the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

NON-REGISTERED STOCKHOLDERS

Only registered stockholders or their duly appointed proxy holders are permitted to vote at the Meeting. Many stockholders of the Company are “non-registered” stockholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased their shares. More particularly, a person is not a registered stockholder in respect of shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements of National Instrument 54-101 and applicable rules adopted under the Securities Act of 1934, as amended, the Company has distributed copies of the Notice of Meeting, this Proxy Statement and the Instrument of Proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receiving Meeting Materials will either:

(a)	be provided with an Instrument of Proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the Instrument of Proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Instrument of Proxy and deposit it with Pacific Corporate Trust Company as provided above, OR

(b)	more typically, be provided with a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder may be required to remove the label from the instructions and affix it to the form of proxy, and must properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered holders to direct the voting of the shares which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the Management proxy holders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

QUORUM

In order to carry out the business of the meeting, we must have a quorum of stockholders represented at the meeting, in person or by proxy. This means that holders of one-third of the shares of the Corporation entitled to vote generally in the election of directors must be represented at the meeting.

OUR VOTING RECOMMENDATIONS

The Company’s Board of Directors recommends that you vote:

•	“FOR” each of our nominees to the Board of Directors;

•	“FOR” reappointment of Ernst & Young LLP as the auditor of the Company; and

•	“FOR” the proposed amendments to the Company’s stock option plan

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No current or nominee director or executive officer at any time since the beginning of the Company’s last financial year, or any associate or affiliate of such persons, or any person on behalf of whom this solicitation is made, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors or the amendments to the stock option plan.

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

To the knowledge of the Company’s directors and executive officers, no person who was at any time during the last fiscal year an officer, director or holder of more than ten percent (10%) of our common stock failed to file on a timely basis, reports required by Section 16(a) to be filed during the fiscal year or prior fiscal years.

VOTING SECURITIES AND OUTSTANDING SHARES

The Company is authorized to issue 200,000,000 common shares, par value $0.0001 per share (the “Shares”) and 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Shares”). As of May 1, 2008 (the “Record Date”), the Company had 101,980,486 Shares and no Preferred Shares issued and outstanding. The holders of the Shares are entitled to receive notice of and to attend and vote at all meetings of the stockholders of the Company, and each Share confers the right to one vote in person or by proxy at all meetings of the stockholders of the Company.

WHO MAY VOTE

The holders of Shares at the close of business on the Record Date are entitled to vote or to have their Shares voted at the Meeting. On vote by a show of hands, every individual who is present as a stockholder or as an authorized representative of one or more corporate or association stockholders, or who is holding an Instrument of Proxy on behalf of a stockholder who is not present at the Meeting, will have one vote. On a vote by poll, every stockholder present in person or represented by an Instrument of Proxy and every person who is a representative of one or more corporate or association stockholders, will have one vote for each Share registered in the stockholder’s name on the list of stockholders, which is available for inspection during normal business hours at Pacific Corporate Trust Company and will be available at the Meeting.

CURRENCY AND EXCHANGE RATE INFORMATION

All references to “$” or “dollars” set forth in this Proxy Statement are in United States dollars, except where otherwise indicated. The following table sets forth, for each of the years indicated, the year end exchange rate, the average closing rate and the high and low closing exchange rates of one Canadian dollar in exchange for one U.S. dollar as quoted by Bank of Canada. The noon exchange rate on April 27, 2008 as reported by the Bank of Canada for the conversion of Canadian dollars was Cdn$1.00 equals U.S. $0.9843.

	Year Ended December 31,
	2005	2006	2007
High	$0.8695	$0.9134	$1.1030
Low	$0.7878	$0.8479	$0.9066
Average	$0.8256	$0.8818	$0.9304
Year End	$0.8606	$0.8581	$0.9913

PROPOSAL ONE

ELECTION OF DIRECTORS

The term of office of each of the present directors expires at the Meeting. The Board of Directors of the Company proposes to nominate the persons named below for election as directors of the Company at the Meeting. Each director elected will hold office until the next annual general meeting of the Company or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with the Bylaws of the Company or with the laws of the state of Delaware.

None of the directors below has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director or a nominee of any other person, and there is no family relationship between any director or officer.

Unless such authority is withheld, the persons named in the accompanying Instrument of Proxy intend to vote for the election of the nominees whose names are set forth herein. Management does not contemplate that any of these nominees will be unable to serve as a director. If, prior to the Meeting, any of the nominees is unable or declines to so serve, the persons named in the accompanying Instrument of Proxy will vote for another nominee of management if presented, or to reduce the number of directors accordingly, in their discretion.

INFORMATION CONCERNING THE NOMINEES

The following table and notes thereto state the name of each person proposed to be nominated for election as a director, the municipality, province or state and country in which he is ordinarily resident, all offices of the Company now held by him, his principal occupation during the last five years, and the period of time for which he has been a director of the Company. For the number of shares of Company stock, including exercisable options held by each nominee as at May 1, 2008, please refer to the table under “Security Ownership of Certain Beneficial Owners and Management” on pages 16 and 17 below.

Name, Position and Residence	Principal Occupation During the Past 5 Years	Director Since
Robert J. (Don) MacDonald(1) (3) Age: 53 Director Vancouver, British Columbia	Mr. MacDonald is the Senior Vice President and Chief Financial Officer of NovaGold Resources Inc. Mr. MacDonald has over 20 years of experience in mine development and financing. Prior to joining NovaGold, Mr. MacDonald was Senior Vice President and Chief Financial Officer for Forbes-Meditech Inc., a public biotech company (2001-2003), De Beers Canada Mining (formerly Winspear Diamonds) (1999-2001), Dayton Mining (1991-1999) and Vice-President of Granges, Inc. (1983-1991). During his career, Mr. MacDonald has been involved in the operation or development of nine mines in North and South America, and the completion of over $500 million of mine financings and $500 million of mine merger and acquisition transactions.	December 1, 2006

Michael T. Mason(1)(2) Age: 63 Director Garden City, New York	Mr. Mason has been Managing Partner of Mineral Services, LLC (“MSL”), a consulting firm, from 1996 to the present. He is also President and Director of MBMI Resources, a TSXV-listed company. He has more than 35 years of experience in the marketing of precious and base metals and other commodities and is a specialist in risk management, off-take agreements and international trading.	December 1, 2006

Wade Nesmith(1)(2)(3) Age: 56 Director North Vancouver, British Columbia	Mr. Nesmith is associate counsel with Lang Michener LLP, where he specializes in corporate governance and regulatory matters. In addition, he serves as a director of several public companies (see “–Other Public Company Directorships” below). Prior to rejoining Lang Michener in 2004, Mr. Nesmith was, from 2000 to 2003, Vice President, Strategic Development and President, Westport Europe, with Westport Innovations Inc., a BC-based, TSX-listed technology company.	September 29, 2006

Name, Position and Residence	Principal Occupation During the Past 5 Years	Director Since
Gregg Sedun (3) Age: 50 Director Vancouver, British Columbia	Mr. Sedun is Chairman, President and Chief Executive Officer of Uracan Resources Ltd. and the President of Global Vision Capital Corp. Mr. Sedun is also an independent venture capital professional based in Vancouver, Canada. He is a former lawyer, having practiced corporate finance and securities law for 14 years. Thereafter, for 7 years he was the President of a private venture capital firm, and from June 2003 until December 2005 was President and CEO of Diamond Fields International Ltd., a TSX-listed company.	September 29, 2006

John E. Sherborne Age: 63 CEO and Director Grand Junction, Colorado	Mr. Sherborne joined Geovic, Ltd., the Company’s present subsidiary as Executive Vice President, Corporate Development in 2002 and was previously a consultant to Geovic. He was appointed as CEO of Geovic in March 2004 and Chairman in August 2004. He has been Chief Executive Officer of the Company since completion of the RTO in December 2006. He has held senior management positions in international energy and mineral resources businesses for more than 30 years.	December 1, 2006

William A. Buckovic Age: 58 President and Director Grand Junction, Colorado	Mr. Buckovic is the Founder and President of Geovic, Ltd., and has been President since 1994. He became President of the Company upon completion of the RTO in December 2006. Mr. Buckovic has been active for over 33 years in the mineral exploration and development business, including the discovery of several major mineral deposits. He has wide ranging experience in the energy minerals, precious metals, advanced metals and ferro-alloy metals businesses and has worked on projects in North America, South America, Australia, Europe and Asia.	December 1, 2006

Notes:

(1)	Current member of the Audit Committee.
(2)	Current member of the Compensation Committee.
(3)	Current member of the Nominating and Corporate Governance Committee

Corporate Cease Trade Orders or Bankruptcies

Other than as disclosed herein, no nominee for director of the Company is, or, within the past ten years before the date of this Proxy Statement has been, a director, chief executive officer or chief financial officer of any other issuer that, while such person was acting in that capacity:

(i) was the subject of a cease trade or similar order, or an order that denied the other issuer access to any exemptions under securities legislation, for a period of more than 30 consecutive days; or

(ii) was subject to an event that resulted, after the director or executive officer ceased to be a director, chief executive officer or chief financial officer, in the issuer being the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days.

Other than as disclosed herein, no nominee for director of the Company is, or, within the past ten years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement, or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold the assets of that individual, nor has been a director or executive officer of any other issuer that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or comprise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets.

Gregg Sedun, a director of the Company, is a director of Diamond Fields International Ltd (“DFI”). In connection with the inability of DFI to file annual audited financial statements for the year ended June 30, 2006 by the required deadline, the British Columbia Securities Commission and the Ontario Securities Commission issued management cease trade orders against DFI’s insiders effective September 29, 2006 and October 3, 2006, respectively. DFI was unable to file such financial statements on time as a result of a variety of factors, including the move of DFI’s head office from Vancouver, British Columbia to Cape Town, South Africa, technical issues relating to currency exchange matters, computer virus problems, a change in DFI’s chief financial officer, and other extenuating factors. The outstanding financial statements and related materials were subsequently filed on October 27, 2006 and, as a result, the management cease trade orders were revoked by November 2, 2006.

Wade Nesmith was a director of an auto parts manufacturing company at the time it applied for Chapter 11 bankruptcy protection in December 2004 and when it emerged from Chapter 11 bankruptcy protection in March 2005.

Michael Mason was a director of ECU Silver Mining Inc. in 2002, 2003 and 2004 when it was subject to several cease trade orders issued by Canadian securities regulatory authorities as a result of certain deficiencies in the Company’s public disclosure record, which were subsequently rectified. Michael Mason was also an officer and director of MBMI Resources Inc. in 2007 when it was subject to a cease trade order issued by Canadian securities regulatory authorities as a result of certain deficiencies in its public disclosure record, which were subsequently rectified.

Other Public Company Directorships

Currently, the following directors serve on the following boards of directors of other public companies:

Name	Reporting Issuer
Robert J. (Don) MacDonald	Romarco Minerals Inc. YGC Resources Ltd.(1)

Michael T. Mason	Euromax Ltd. ECU Silver Mining Inc. MBMI Resources Inc.

Wade Nesmith	Broadpoint Group, Inc. (1) Parran Capital Inc. Polymer Group, Inc. (1) Selwyn Resources Corp. Silver Wheaton Corp.

Gregg Sedun	Uracan Resources Ltd. Interim Capital Corp Luna Gold Corp. (formerly www.broadcast.net.inc. and Predator Ventures Ltd.)(1) Diamond Fields International Ltd.

(1)	An Issuer the securities of which are registered under the Securities Exchange Act of 1934, as amended

INFORMATION ABOUT THE BOARD AND COMMITTEES OF THE BOARD

Governance Guidelines and Ethical Business Code

The Board is committed to maintaining high standards of corporate governance and accordingly reviews its corporate governance practices from time to time to assess the effectiveness and appropriateness of such practices. The Board has adopted a Statement on Corporate Governance setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its committees, succession planning and management development, the Board’s and its committees’ access to independent advisers and other matters.

The Board encourages and provides a culture of ethical business conduct within the Company and has adopted a Code of Business Conduct and Ethics (the “Code”).

Compliance with the Code is based on the cooperation and vigilance of all persons subject to the Code. Each employee is provided with a copy of the Code and is required to certify in writing that they have read, understood and agree to comply with the Code. Primary responsibility for monitoring compliance with the Code rests with the Chief Financial Officer.

Directors who (i) are parties to (ii) are directors or officers of a party to or (iii) have a material interest in any person who is a party to a material contract or proposed material contract with the Company must disclose the conflict in writing to the Company or request to have the nature and extent of such interest entered into the minutes of the meeting. The director shall, if requested by any other director, not be present at a meeting of the Board while the Board is considering any such material contract and shall not vote on such material contract, unless permitted by law.

Stockholders and other interested persons may obtain a written copy of the Statement on Corporate Governance and the Code by contacting the Company, from the Company’s website – www.geovic.net and on SEDAR at www.sedar.com.

Independence of the Board

The Board currently consists of six individuals and the same six individuals are nominated for election at the Meeting. The Board has determined that two of the directors, Messrs. MacDonald and Nesmith, are “independent” as defined by applicable Canadian securities laws. The Board has concluded that four directors, Messrs. Sherborne, Buckovic, Mason and Sedun are not independent as defined by applicable Canadian securities laws. Mr. Sherborne is not independent as he is Chief Executive Officer of the Company and Mr. Buckovic is not independent as he is the President of the Company. Mr. Mason is not independent for the reason that he serves as a consultant to the Company and has so served since 2003. Mr. Sedun is not independent as he had a finder’s fee agreement with the Company. Although the finder’s fee agreement terminated on March 1, 2007, Mr. Sedun received in excess of Cdn$75,000 in compensation from the Company in a 12-month period pursuant to such agreement. The majority of the directors are not independent. The non-employee directors hold regularly scheduled meetings following each director meeting, at which members of management are not in attendance and during 2007, six such meetings were was held. There were no separate meetings of the two independent directors at which the two other non-employee directors were not present. The independent directors plan to meet following each Annual and Special Meeting of Directors.

Chairman and Lead Director

The Board has not appointed a Chairman or Lead Director. As a result, until and unless a Chairman is designated or selected, Mr. Sherborne, as Chief Executive Officer assumes such responsibilities as ensuring that the Board works together as a cohesive team with open communication; working together with the Nominating and Corporate Governance Committee to ensure that a process is in place by which the effectiveness of the Board, its committees and its individual directors can be evaluated on a regular basis. The CEO also acts as the primary spokesperson for the Board, ensuring that management is aware of concerns of the Board, stockholders, other stakeholders and the public and, in addition, ensures that management strategies, plans and performance are appropriately represented to the Board. The Board has contemplated appointing an independent Chairman or a Lead Director, and plans to recruit additional independent directors. In the interim, Messrs. MacDonald and Nesmith chair or take leadership roles in the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee.

The Board has established a process by which stockholders may send communications to the Board of Directors, which is set forth in the Charter adopted by the Board for the Nomination and Corporate Governance Committee of the Board. The charter is available for review on the Company’s website — www.geovic.net.

Meetings of the Board and Committees of the Board

The Board meets a minimum of four times per year, usually during every quarter and following the annual meeting of the Company’s stockholders. Each committee of the Board meets at least once each year or more frequently as deemed necessary by the applicable committee. The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and affairs which the Company faces from time to time. During the financial year ended December 31, 2007, the Board met six times, in person or by telephone, the Audit Committee met four times, the Compensation Committee met three times and the Nominating and Corporate Governance Committee met three times. In 2007 all directors attended all Director and committee meetings. The following table provides details regarding director attendance at Board and committee meetings held during each director’s tenure on the Board and his respective committees during the financial year ended December 31, 2007.

Director Attendance Record

Director	Board	Audit Committee	Compensation Committee	Corporate Governance Committee
Robert J. (Don) MacDonald	6 of 6	4 of 4	n/a	2 of 3
Michael T. Mason	6 of 6	4 of 4	3 of 3	n/a
Wade Nesmith(1)	6 of 6	2 of 2	3 of 3	3 of 3
Gregg Sedun(1)	6 of 6	2 of 2	n/a	3 of 3
John E. Sherborne(2)	6 of 6	n/a	1 of 1	n/a
William A. Buckovic	6 of 6	n/a	n/a	n/a

(1)	Mr. Nesmith replaced Mr. Sedun as a Member of the Audit Committee in June, 2007.
(2)	Mr. Sherborne attended one meeting of the Compensation Committee by invitation.

Compensation of Directors

The Company provides cash compensation to the directors for their services as directors or members of committees of the Board. The Company has reimbursed and will continue to reimburse its non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of the Board and committees of the Board.

On October 26, 2007 effective as of October 1, 2007, the Board adopted a compensation program for the non-employee directors. Under that arrangement, all non-employee directors are paid an annual retainer of $25,000, the Chair of the Audit Committee receives $15,000 and the Chair of each other Committee receives $10,000, paid quarterly in advance. In addition, each Director receives $1,500 for each Board meeting attended in person or any other meeting lasting longer than two hours, and $500 for telephone meetings lasting two hours or less, for committee meetings and for other business undertaken on behalf of the Company and were reimbursed for all reasonable expenses.

In addition, the non-employee directors receive initial and annual, automatic, non-discretionary grants of nonqualified stock options under the Company’s Amended and Restated Stock Option Plan (“Plan”). Upon appointment or election, a new director will be granted 200,000 options upon taking office, or as soon thereafter as the grant may be completed. Annual grants of 100,000 options to directors are to be made before January 10 each year under the Plan, vesting 40 percent upon the date of grant, 30 percent after one year, and the balance after two years, dependent upon continued service as a director of the Company, with a term of ten years from the date of grant.

For the most recently completed financial year, non-employee directors were granted options by the Company as follows: options to purchase 200,000 shares granted to Robert J. (Don) MacDonald; options to purchase 50,000 shares granted to Wade Nesmith, Gregg Sedun and Michael Mason. On January 3, 2008 each of such persons were granted options to purchase 100,000 shares, consistent with the compensation program

Director Compensation Table

The following table shows compensation paid to the non-employee directors during the fiscal year ended December 31, 2007 (dollars in thousands):

Name	Fees earned or paid in cash	Stock awards	Option awards (non-cash)		Non-equity incentive plan compensation	Pension value and nonqualified deferred compensation earnings	All other compensation		Total
R. J. MacDonald	$8	nil	$330	(1)	nil	nil	nil		$338
Gregg Sedun	$6	nil	$309	(1)	nil	nil	$1		$316
Wade Nesmith	$5	nil	$309	(1)	nil	nil	$1		$315
Michael Mason	$6	nil	$309	(1)	nil	nil	$44	(2)	$359

(1)	The amount shown reflects the value of options vested at year-end. The estimated value of all options granted using a Black-Scholes option pricing model is approximately $234,000 for each person. See Note 8 to the Consolidated Financial Statements for assumptions made in reaching the valuations.
(2)	Consulting fees paid by Geovic, Ltd. to Mr. Mason’s natural resources consulting firm, MSL.

Board Mandate

The duties and responsibilities of the Board are to supervise the management of the business and affairs of the Company; and to act with a view towards the best interests of the Company. In discharging its mandate, the Board is responsible for the oversight and review of the development of, among other things, the following matters: the strategic planning process of the Company; identifying the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks; succession planning, including appointing, training and monitoring senior management; a communications policy for the Company to facilitate communications with investors and other interested parties; and the integrity of the Company’s internal control and management information systems.

The Board also has the mandate to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The Board discharges its responsibilities directly and through its committees, currently consisting of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Position Descriptions

The Board has not adopted written position descriptions for the Chairman of any committee of the Board. The Board meets annually to discuss the roles and responsibilities of the Chairman of each committee of the Board. These roles and responsibilities are set out below.

Chairmen of Board Committees

The Chairman of each committee of the Board (“Committee Chairman”) will be a duly elected member of the Board and be appointed each year, by the Board on recommendation of the applicable committee. A Committee Chairman is an “independent” Director and is expected to provide independent, effective leadership to the committee and to lead that committee in fulfilling the duties set out in its charter.

A Committee Chairman will provide overall leadership and enhance the effectiveness of the committee, foster ethical and responsible decision making and provide effective leadership to oversee all aspects of the committee’s direction, structure and composition.

A Committee Chairman will also be expected to allow for timely reporting of each meeting to the Board, including committee recommendations and findings, will ensure performance evaluation of the committee is conducted, will provide written information in a timely manner to ensure that the committee fulfills its mandate, will ensure that all resources and expertise are available to the committee, will coordinate with the committee to retain, oversee, compensate and terminate independent advisors and will facilitate effective communication between committee members and management.

Chief Executive Officer

The Board has not developed a position description for the Chief Executive Officer of the Company. The Board meets annually with the Chief Executive Officer to review the duties, roles and responsibilities of the Chief Executive Officer, which include the following:

•	Developing, implementing and assessing the effectiveness of corporate strategy and business plans.

•	Providing executive leadership to the Company and achieving the results targeted in the corporate strategy and business plans.

•	Representing the Company in communications with stakeholders including stockholders, customers, suppliers, partners, employees, governments, regulators, industry, community and others.

•	Recruiting, retaining, assessing the performance of and developing a high caliber executive team, key employees and their successors.

•	Establishing and maintaining corporate policies and culture, leading by example and setting a high standard of integrity in all aspects of the business.

Nomination of Directors

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The process by which the Board anticipates that it will identify new candidates is through recommendations of the Nominating and Corporate Governance Committee whose responsibility it is to develop, and annually update and recommend to the Board for approval, a long-term plan for Board composition that takes into consideration the following: (a) the independence of each director; (b) the competencies and skills the Board, as a whole, should possess; (c) the current strengths, skills and experience represented by each director, as well as each director’s personality and other qualities as they affect Board dynamics; (d) retirement dates; and (e) the strategic direction of the Company. It reviews the candidates’ credentials, interviews them and checks candidates’ references prior to deciding if the candidate is suitable to be nominated as a director.

Board Committees

Audit Committee

The Audit Committee is comprised of Robert J. (Don) MacDonald as Chair and Messrs. Nesmith and Mason. The Board of Directors has determined that Mr. MacDonald and Mr. Nesmith qualify as “independent” as defined in Rule 10A-3(b)(1) and as determined under Item 407(a)(1) of Regulation S-K under the Exchange Act and applicable Canadian securities laws. Additionally, the Board has determined that Mr. MacDonald qualifies as our “Audit Committee Financial Expert” as defined in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K. The Audit Committee was formed in January 2007 and held four meetings in 2007, each of which was attended by all members.

The Audit Committee, in accordance with the Audit Committee Charter, assists the Board in monitoring (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance and (5) our business practices and ethical standards. The Committee is responsible for the appointment of our independent auditor and for the compensation, retention and oversight of the work of our independent auditor, and approval of the oversight of our accounting and financial reporting processes, including our internal financial controls. The Charter for the Audit Committee may be reviewed at the Company’s website – www.geovic.net and on SEDAR at www.sedar.com.

Further information regarding the Audit Committee is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 as filed with the United States Securities and Exchange Commission on March 31, 2008.

Compensation Committee

The Board has a Compensation Committee comprised of Mr. Mason as Chair, and Mr. Nesmith. Mr. Nesmith is considered an independent director and Mr. Mason is not considered independent for the reason set out above.

The Compensation Committee’s functions are to review and recommend compensation policies and programs, as well as salary and benefit levels for the Chief Executive Officer and other executive officers. The committee makes the recommendations to the Board which, in turn, gives final approval on compensation matters. The Compensation Committee has the authority to retain such advisors, counsel and consultants as the members deem necessary in order to carry out its functions.

The Board is able to ensure an objective process for determining compensation by basing compensation on objective criteria. These criteria include the attainment of pre-set objectives for the previous financial year, comparisons of salaries paid to other senior officers in the industry and any advice given by independent advisors and consultants to the Company. The Chief Executive Officer is not present during meetings of the Compensation Committee at which his compensation is being discussed. Responsibilities of the Compensation Committee may not be delegated to other persons. See “Executive Compensation – Report on Executive Compensation” below for more details regarding the Compensation Committee. The Charter for the Compensation Committee may be reviewed at the Company’s website – www.geovic.net and on SEDAR at www.sedar.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. Nesmith as Chair and Messrs. Sedun and MacDonald. The Committee’s duties include to:

•	Establish criteria for service as a director, and to review candidates and recommend to the Board the nominees for directors in connection with the Company’s annual meetings of Stockholders;

•	Recommend highly qualified candidates who it believes will, if added to the Board, enhance the strength, independence and effectiveness of the Board;

•	Recommend appropriate governance practices for the Company in light of corporate governance guidelines set forth by regulatory entities and applicable law;

•	Develop and recommend to the Board the Code of Business Conduct and Ethics for the Company;

•	Review and approve material transactions between the Company or a subsidiary of the Company and related persons;

•	Adopt guidelines to establish timing for routine sales of our securities by officers, directors and employees;

•	Review policies and guidelines for dissemination of material non-public information concerning the business or affairs of the Company and its operating subsidiaries; and

•	Recommend to the Board compensation guidelines for directors of the Company.

The Charter for the Nominating and Corporate governance Committee may be reviewed at the Company’s website – www.geovic.net and on SEDAR at www.sedar.com.

Assessments

While the Company has no formal review process in place for individual directors, the Board considers the effectiveness and contribution of its individual members from time to time on an informal basis.

The Board is committed to regular assessments of the effectiveness of the Board, the committees of the Board and the individual directors. The Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding evaluations of the Board, the committees of the Board and the individual directors. The process for such evaluations could include the following:

(a)	individual discussions between each director and an independent consultant and/or members of the Nominating and Corporate Governance Committee;

(b)	with regard to individual director assessments, peer and/or self evaluations; and

(c)	individual discussions with those members of senior management who regularly interact with the Board.

EXECUTIVE COMPENSATION

The Company’s other executive officers, not identified above, are:

Greg Hill Age 58 Chief Financial Officer Grand Junction, Colorado	Mr. Hill has been CFO for Geovic Ltd. and the Company since October 2007, and he was Acting CFO of Geovic, Ltd. from August 2006 and for the Company from December 1, 2006 until October 2007. Mr Hill has also been the President of Englewood Capital, LLC a private consulting company from November 2001 to the present.

David C. Beling Age 66 Executive Vice President and Chief Operating Officer Grand Junction, Colorado	Mr. Beling has been Executive Vice President and Chief Operating Officer of Geovic, Ltd since January 2004; Senior Vice President and COO of the Company from December 1, 2006 to present and was an independent consultant from January 1997 through January 2004;

Gary R. Morris Age 63 Senior Vice President Grand Junction, Colorado	Mr. Morris has been Senior Vice President, Geovic, Ltd. since January 2001 and Senior Vice President of the Company, since December 1, 2006. Mr. Morris is Managing Director and Chairman of the Board of Geovic Cameroon PLC.

Michael G. Walthall Age 55 Corporate Controller and Principal Accounting Officer Grand Junction, Colorado	Mr. Walthall provided accounting, tax and business consulting services to individuals and small businesses as a consultant for more than five years until he joined Geovic in September 2007 as Corporate Controller. Effective November 1, 2007, Mr. Walthall was appointed Principal Accounting Officer for Geovic.

Shelia I. Short Age 56 Corporate Secretary Grand Junction, Colorado	Ms. Short has been Corporate Secretary since December 1, 2006 and Executive Assistant, Geovic, Ltd. since July 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Shares, as of the Record Date, by (i) each of our directors and executive officers, (ii) each person who holds, of record, 5% of our Shares with such person’s address, and (iii) our executive officers and directors, as a group. Beneficial ownership is based on the number of Shares and percentage of issued Shares beneficially owned, directly or indirectly, or that are subject to control or direction by that person. For purposes of the table, and in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each listed person is based on the total outstanding Shares as at the Record Date, plus any securities held by such person exercisable for, or convertible into, common stock within 60 days.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percentage of Outstanding Common Stock
William A. Buckovic	14,181,500	(3)	13.62%
Robert J. (Don) MacDonald	602,000	(4)	0.59%
Michael T. Mason	260,000	(5)	0.26%
Wade Nesmith	240,000	(6)	0.24%
Gregg Sedun	3,972,768	(7)	3.87%
John E. Sherborne	2,324,972	(8)	2.24%
Greg Hill	240,000	(9)	0.24%
David C. Beling	1,298,900	(10)	1.27%
Gary R. Morris	755,369	(11)	0.74%
Michael Walthall	32,000	(12)	0.03%
Shelia I. Short	277,536	(13)	0.27%
All Officers and Directors as a Group (11 Persons)	24,185,045		23.37%

(1)	The address of each such person is c/o Geovic Mining Corp., 743 Horizon Court, Suite 300A, Grand Junction, Colorado 81506.
(2)	Includes options which are exercisable within 60 days of May 1, 2008.
(3)	Includes 8,509,356 shares held jointly with his wife, 1,335,662 shares by himself, exercisable options to purchase up to 2,375,120 shares, 85,654 shares which are subject to forfeiture upon occurrence of certain conditions, 1,800,000 shares held by Sabina Resources Pty. Ltd., a company controlled by Mr. Buckovic, and 63,160 exercisable options, 6,274 shares and 6,274 shares subject to forfeiture upon occurrence of certain conditions held by his wife, of which he disclaims beneficial ownership. Mr. Buckovic also holds unexercisable options to purchase up to 180,000 shares.
(4)	Includes 362,000 shares, exercisable options to purchase up to 240,000 shares. Mr. MacDonald also holds unexercisable options to purchase up to 60,000 shares.
(5)	Includes exercisable options to purchase up to 260,000 shares. Mr. Mason also holds unexercisable options to purchase up to 40,000 shares.
(6)	Includes exercisable options to purchase up to 240,000 shares. Mr. Nesmith also holds unexercisable options to purchase up to 60,000 shares.

(7)	Includes 27,768 shares, 505,000 shares held by GJS Capital of which Mr. Sedun is beneficial owner, exercisable warrants to purchase up to 700,000 shares, and exercisable options to purchase up to 240,000 shares and also includes 200,000 shares held by Mr. Sedun’s wife and 2,300,000 shares held by Alcaron Capital, of which the beneficial owners are Mr. Sedun’s wife and children, and beneficial ownership of which is disclaimed by Mr. Sedun. Mr. Sedun also holds unexercisable options to purchase up to 60,000 shares.
(8)	Includes 92,054 shares, exercisable options to purchase up to 2,150,862 shares and 82,056 shares which are subject to forfeiture upon occurrence of certain conditions. Mr. Sherborne also holds unexercisable options to purchase up to 300,000 shares.
(9)	Includes exercisable options to purchase up to 240,000 shares. Mr. Hill also holds unexercisable options to purchase up to 360,000 shares.
(10)	Includes 171,250 shares, exercisable options to purchase up to 964,000 shares and 163,650 shares which are subject to forfeiture upon certain conditions. Mr. Beling also holds unexercisable options to purchase up to 300,000 shares.
(11)	Includes 89,040 shares held directly, exercisable options to purchase up to 620,000 shares and 45,929 shares which are subject to forfeiture upon occurrence of certain conditions. Mr. Morris also holds unexercisable options to purchase up to 180,000 shares.
(12)	Includes exercisable options to purchase up to 32,000 shares. Mr. Walthall also holds unexercisable options to purchase up to 48,000 shares.
(13)	Includes 12,768 shares, exercisable options to purchase up to 252,000 shares and 12,768 shares which are subject to forfeiture upon occurrence of certain conditions. Ms. Short also holds unexercisable options to purchase up to 48,000 shares.

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403 of Regulation S-K.

Summary Compensation Table

The following table sets forth the compensation paid during the periods indicated to the individuals who served as Chief Executive Officer and Chief Financial Officer of the Company for the financial year ended December 31, 2007; each of the Company’s three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive directors at the end of the most recently completed financial year and whose salary and bonus exceeded $150,000; and any individual who would have satisfied this criteria but for the fact that individual was not serving as an officer at December 31, 2007 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock awards(s) ($)(1) (non-cash)	Options/ SARs ($)(2) (non-cash)	Non-equity incentive plan compensation	All other compensation(3)(5)	Total ($)
John E. Sherborne, Jr Chairman, CEO	2007	191,500		207,500	155,082	165,000	—	4,672	723,754
	2006	100,000		18,000	123,493	97,670	—	4,072	343,235
	2005	127,232		—	—	181,233	—	3,912	312,377

Greg C. Hill CFO	2007	188,200	(4)	87,600	—	264,000	—	1,400	541,200
	2006	20,500	(4)	20,000	—	—	—	—	70,500
	2005	—		—	—	—	—	—	—

William A. Buckovic President, Director	2007	141,000		54,000	161,882	99,000	—	17,006	472,888
	2006	100,000		16,000	125,908	77,500	—	15,067	337,475
	2005	145,408		—	—	235,560	—	12,048	393,016

David C. Beling Exec VP, COO	2007	180,000		172,000	309,249	107,402	—	6,000	832,299
	2006	116,000		20,000	246,293	277,500	—	5,700	665,493
	2005	160,554		—	—	280,860	—	4,800	446,214

Gary R. Morris Senior Vice President	2007	150,500		54,000	86,806	64,441	—	5,842	396,148
	2006	100,000		16,000	60,703	101,101	—	3,912	281,716
	2005	140,561		—	—	191,872	—	4,338	306,771

(1)	Restricted shares issued in 2006 in connection with increasing exercise prices of options granted in 2005 and 2006. See Note 7 to the Consolidated Financial Statements for a description of these adjustments. Mr. Sherborne received 164,110 shares, Mr. Buckovic received 171,306 shares, Mr. Beling received 327,300 shares and Mr. Morris received 91,858 shares after adjustment for the RTO. The shares vest 50% in each of 2007 and 2008, depending on certain condition. In 2006 we valued these shares at 70% of the estimated value of the shares at the date granted, which we estimated to be $1.075 per share based on a previous private placement at that price. Upon vesting of a portion of the shares on August 15, 2007, we estimated the value of the vested shares as equal to the reported market value of the shares on the date of vesting, which was the amount taxable to each person.
(2)	See Note 6 to the Consolidated Financial Statements for assumptions made in reaching the above valuations shown.
(3)	Includes automobile allowance (for Mr. Buckovic, at $4,800 annually) and amounts paid directly or reimbursed for family medical insurance policy premium payments.
(4)	Mr. Hill was a consultant and Acting CFO until October, 2007 when he was named CFO and became an employee. Consulting fees paid to Mr. Hill. Does not include $13,000 in reimbursements of travel and related expenses in 2006 and 2007 while a consultant, respectively.
(5)	None of the Named Executive Officers, nor any other person, received any other benefits or perquisites.

Compensation Discussion and Analysis

2007 Executive Compensation

During the fiscal year ended December 31, 2007, the Company’s executive officers received the compensation shown in the summary compensation table above. Geovic, Ltd., the Company’s subsidiary, is the employer of all the Company’s executive officers and other employees totalling 10 persons in 2007. The compensation of the Company’s executive officers (other than the CEO) was established by the Compensation Committee upon the recommendation by the Chief Executive Officer and approved by the Board.

Compensation Policies

The Company’s compensation policies and objectives were put into effect during 2007, based upon the review and determinations made by the Company’s Board, the Compensation Committee, and the Company’s Chief Executive Officer and Chief Financial Officer. No changes to annual compensation of the five executive officers named in the Summary Compensation table below were made from early 2006 until mid 2007. Compensation of the Company’s executive officers was established after the Compensation Committee reviewed a final report and recommendations from a compensation consultant engaged in August 2007 to advise the Compensation Committee regarding executive compensation, including appropriate increases in 2007 compensation. Compensation for the five Named Executive Officers was increased effective July 1, 2007 to amounts recommended by the Compensation Committee after receipt of reports from the consultant, and review of individual contributions.

Compensation Committee Mandate

The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to the compensation of the Company’s executive officers (the “Executive Management”). The Compensation Committee has overall responsibility for evaluating and making recommendations to the Board regarding equity-based, salary and incentive compensation plans, policies and programs of the Company, and may include recommendations to the Board regarding annual and long-term incentive compensation for the directors. The Compensation Committee has the responsibility to produce an annual report on executive compensation for inclusion in the Company’s annual Proxy Statement, in accordance with applicable securities laws. The Compensation Committee will review the Company’s compensation programs on an ongoing basis to ensure that they are competitive with industry standards, enable the Company to meet its business objectives, and to attract, motivate and retain qualified employees.

The Compensation Committee reviews on an annual basis the cash compensation, performance and overall compensation package for each executive officer. It then submits to the Board recommendations with respect to the basic salary, bonus and participation in share compensation arrangements for each executive officer.

Compensation Program Objectives

The Company’s Board of Directors established the following long-term goals and objectives for the Company’s compensation program for executive officers and employees:

•

Compensation levels of executive officers will be compared to the marketplace in which the Company competes for people, taking into account the size and complexity of the Company while recognizing the potential of the development opportunities in Cameroon and other places where the Company has or acquires mineral properties.

•

The compensation strategy shall have reference to a comparable group of mining development companies. The strategy is expected to be reasonable, fair and defensible while recognizing the current need to conserve cash.

•

The strategy should recognize the need to retain existing and future high caliber executive officers and management (provide reasonably competitive salaries), to reward for performance in achieving pre-determined annual objectives (a bonus plan) and motivate them to remain with the Company and enhance stockholder value (using stock options).

•

Because Geovic is in a critical stage of development operating with expert mine building and financing expertise in a difficult environment (Cameroon), the Company shall follow a higher than average approach to compensation.

•	Based upon this overall strategic approach and recognizing that retention is important, the following specific compensation strategies shall be followed:

•	The compensation marketplace for purposes of determining comparable compensation is mining development companies with international operations.

•	Base salary ranges will generally be established around the 75th percentile of the comparison group of employers.

•

Payments to executive officers upon a “Change of Control” of the Company shall be consistent with requirements of any exchange upon which the securities of the Company may be listed and generally require both a change of control of the Company and either a termination of the executive within a year following the control change or a substantial diminution of compensation or duties as a result of the control change.

•

Annual bonus awards will be based on performance such that, if performance meets pre-determined objectives, total cash compensation for each executive (base salary plus bonus) will be approximately equal to the 75th percentile of such compensation paid for similar positions by the comparison group of employers. Cash compensation and annual bonus objectives and other terms approved by the CEO and consistent with the compensation strategy described herein shall be set forth in a written employment agreement for each executive; employment agreements shall generally have a term of two years, renewable annually.

•

Long-term awards will be provided in the form of annual issuances of stock options based upon typical market practices of mining development companies. Terms and vesting will be such as to both motivate and retain executive officers and management. Other long-term awards (restricted stock, deferred or restricted share units) will be considered, as appropriate.

We expect that the Company’s compensation policies and programs will assist us to be competitive with similar exploration and mining companies, to recognize and reward executive performance consistent with the success of the Company’s business and to attract and retain capable and experienced management. The Compensation Committee’s philosophy and goal is to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s executive officers, are aligned with the Company’s overall business objectives and with stockholder interests, and can be readily understood and described to the Company’s stockholders.

The Compensation Committee considered a variety of factors when recommending compensation policies and programs and individual compensation levels, including the stockholder interests, the Company’s overall financial and operating performance and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting the Company’s corporate objectives. The Company CEO recommended compensation ranges for the Company’s executive officers to the Compensation Committee, and the recommendations considered the experience and demonstrated talent and effectiveness of each executive in his position. The recommendations included references to: (a) the report from the compensation consultant engaged by the Compensation Committee and (b) the total value of all compensation paid to executive officers in similar positions, as demonstrated in public summary compensation disclosures made by other similarly situated public TSX-listed mining and mineral exploration companies, Anatolia Minerals Dev Ltd., Aurizon Mines Ltd., Baja Mining Corp., Banro Corp., Corriente Resources Inc., Etruscan Resources Inc., Far West Mining Ltd., Frontera Copper Corp., Gabriel Resources Ltd., Glencairn Gold Corporation, Global Alumina Corp., Iberian Minerals Corp., Jaguar Mining Inc., Metallica Resources Inc., Minefinders Corporation, Nautilus Minerals, Orezone Resources Inc., Rusoro Mining Ltd., Semafo Inc., Skye Resources Inc., Ur-Energy Inc., among others. The consultant based many of his recommendations on comparisons with a similar group of public mining and exploration companies.

Elements of The Company’s Executive Compensation Program

The total compensation plan for the Company’s executive officers is comprised of three components: base salary, annual and special performance bonuses and grants of stock options. There is currently no policy or target regarding a percentage allocation between cash and non-cash elements of the Company’s proposed compensation program. Any such allocations are determined on an individual basis annually and may be reflected in the employment agreements entered into with the Company’s executive officers. Current compensation and long term incentive compensation may be influenced by such factors as level of responsibility, peer group analysis and individual executive performance.

Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews current compensation levels, and compensation paid in past years along with competitive market information, for each executive officer. The compensation for each is reviewed annually by the Compensation Committee to reflect performance and achievements and other internal consideration, as well as external factors, such as inflation, Company growth, and financial condition. We believe that base salaries paid to the Geovic executive officers in 2005 and 2006 were lower than other employers would have paid these executive officers, because Geovic lacked the cash or other resources to pay higher salaries. The base salary paid to the executive officers named was increased in October 2007, retroactive to July 1, 2007, to levels which reflected the responsibilities and abilities of the individuals, as determined by the Compensation Committee with input from other Directors, and by the executive officers.

Performance Bonuses

The Compensation Committee established the practice in 2007 to pay cash performance bonuses under which the Company’s executive officers earn annual incentive payments equal to a percentage of individual base salary, based on what the individuals contributed and the Company achieved during the year, and progress by the Company toward profitable operations and other corporate performance goals. The Committee’s objective was to shift the bonus program to a consistent and responsible annual model that is defensible and in the best interest of stockholder value. For 2007, we paid the executive officers and other Company employees a cash bonus equal to thirty percent of each person’s salary at the rate being paid at year-end. The Company’s Chief Executive Officer was also paid an annual bonus at the same rate, as recommended by the Compensation Committee. The Company’s Compensation Committee determined individual executive performance goals, and the weight to be given to each, for the Company’s Chief Executive Officer. For other executive officers, the Chief Executive Officer determined individual executive performance goals and the weight to be given to each, subject to the review and approval of the Company’s Compensation Committee, and ultimately by the Company’s Board of Directors.

In 2007 we also paid the following special cash bonuses to three executive officers:

•

Mr. Sherborne, Chief Executive Officer, $125,000 for his success in finalizing the stockholder and other agreements with GeoCam and the minority stockholders of GeoCam and in assisting the Company to complete financing goals for 2007;

•	Mr. Beling, Chief Operating Officer, $100,000 for his success with completion of financing objectives during 2007 and the basic Nkamouna Project research, design, and engineering progress; and

•

Mr. Hill, Chief Financial Officer, who was Acting CFO from August 2006 until October 31, 2007, $30,000 for assisting in completion of finance objectives during 2007, leading Nkamouna Project funding initiatives, and structuring of future financing programs.

Corporate performance goals, and the elements of these goals, are established annually by the Compensation Committee in consultation with the Company’s Chief Executive Officer and the Board. These will be based initially, on progress toward commencement of mining operations on the Nkamouna

Project, including completion of Company equity financing and progress towards project financing for GeoCam. Other factors such as financial operating goals and targets in the areas of safety and environmental matters and similar regulatory compliance, the Company’s share price performance, and future changes in the Company’s net asset value may also be considered. However, these other factors were not considered in setting 2007 compensation.

Stock Options

We make annual grants of options to purchase the Company’s Shares to the Company’s executive officers and key employees and to the Company’s non-employee directors. Options are intended to emphasize management’s commitment to the Company’s growth and the enhancement of stockholders’ wealth through, for example, improvements in operating results, resource base and share price increments. In 2007 the Board established a policy, commencing in 2008, of making annual grants of options to executive officers and directors during the first ten days of each year. As discussed below under the heading “Amended and Restated Stock Option Plan,” we adopted a stock option plan which will govern options granted to directors, employees, officers and consultants of the Company and the Company’s subsidiaries. At the Company’s annual meeting of stockholders held June 9, 2007, the Company’s stockholders approved an increase in the number of shares reserved for issuance under the Company’s stock option plan to 18,700,000 shares. The Board recommended this increase so that we would have additional shares available in the Company’s option plan to make grants for the Company’s executive officers and directors during 2007 and 2008 in amounts determined by the Compensation Committee and approved by the Board.

Chief Executive Officer Compensation

The Compensation Committee:

(a)	periodically reviews the terms of reference for the Company’s Chief Executive Officer and recommends any changes to the Board for approval

(b)	reviews corporate goals and objectives relevant to the compensation of the Chief Executive Officer and recommends them to the Board for approval;

(c)	leads the annual Chief Executive Officer review/evaluation process and reports the results of the process to the Board;

(d)	based on the results of the Chief Executive Officer’s evaluation, recommends Chief Executive Officer compensation to the Board for approval; and

(e)	reviews, and if appropriate recommends to the Board for approval, any agreements between the Company and the Chief Executive Officer, including those addressing retirement, termination of employment or other special circumstances, as appropriate.

The components of the Chief Executive Officer’s compensation are the same as those which apply to the other senior executive officers of the Company, namely base salary, bonus and long-term incentives in the form of stock options. The Compensation Committee presents recommendations of the Compensation Committee to the Board with respect to the Chief Executive Officer’s compensation. In setting the Chief Executive Officer’s salary, the Compensation Committee reviewed salaries paid to other senior officers in the Company, salaries paid to other chief executive officers in the industry and the Chief Executive Officer’s impact on the achievement of the Company’s objectives for the previous financial year. The Compensation Committee was satisfied that all such recommendations comply with the Compensation Committee’s policy which is both motivational and competitive to put the Company in a position to attract, retain and inspire performance of executive officers of a quality and nature that will lead to and enhance the sustainable profitability and growth of the Company.

See “Summary Compensation Table” above and “Option Grants During the Most Recently Completed Financial Year” below for further details regarding compensation for the Company’s Chief Executive Officer during the financial year ended December 31, 2007.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviewed and recommended compensation policies and programs to the Board, as well as salary and benefit levels for individual executive officers. Prior to 2007, compensation of the Company’s executive officers and compensation policies and programs was set by the Geovic, Ltd. Board of Directors made up of Messrs. Sherborne and Buckovic, the Chief Executive Officer and the President, respectively, and one independent director, Mr. MacDonald. Beginning in 2007, the Compensation Committee recommended compensation levels for all executive officers, subject to approval by the Company’s Board. The Company’s Chief Executive Officer and President were not present during meetings of the Compensation Committee and Directors in 2007 at which their compensation was discussed and established. The Company’s Board of Directors made the final determinations regarding the Company’s compensation programs and practices for 2007 and approved all compensation arrangements with the Company’s executive officers.

Perquisites and Other Personal Benefits

During the fiscal year ended December 31, 2007, the Company’s executive officers received no material perquisites or other personal benefits. The Company’s executive officers are generally not entitled to significant perquisites or other personal benefits not typically offered to the Company’s employees.

Effects of Regulatory Requirements on Executive Compensation

Various rules under current generally accepted accounting practices impact the manner in which we account for grants of stock options to employees, including executive officers, on the Company’s financial statements. The Compensation Committee and the Audit Committee review the effect of these rules (including SFAS 123(R)) when determining the form and timing of grants of stock options to the employees, including executive officers; however, this analysis is not the determining factor in any such decision regarding the form and timing of grants.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management of the Company. Based on such review and discussion, the Compensation Committee has recommended to the Board of directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2007.

Michael T. Mason, Chair

Wade Nesmith

Transactions with Related Parties

Geovic has an agreement with MSL, owned by Michael T. Mason, a director of the Company. MSL, acting primarily through Mr. Mason, provided services to Geovic during the last fiscal year. Total fees and reimbursements paid to MSL were $43,500 during the year ended December 31, 2007.

Mr. Buckovic holds shares representing 0.5% of GeoCam, the Company’s 60% owned Cameroon subsidiary, which are subject to an Option Agreement under which the Company has an option to acquire all the GeoCam shares held by Mr. Buckovic at any time until December 31, 2020 in exchange for the issuance by the Company to Mr. Buckovic of 139,000 shares of Geovic common stock. The Company is obligated under the Option Agreement to make all payments required under the GeoCam Shareholders Agreement, or otherwise to maintain Mr. Buckovic’s 0.5% ownership interest in GeoCam. In 2007, the Company paid $68,500 to GeoCam on behalf of Mr. Buckovic in accordance with this obligation.

Procedures for Approval of Transactions with Related Persons

A written policy relating to the approval of transactions with related persons was adopted when the Board established the Nominating and Corporate Governance Committee in 2007. The Company’s written policy for the review of material transactions with related persons requires review, approval or ratification of all transactions in which the Company or a subsidiary is a participant and in which a Company director, executive officer, a significant stockholder or an immediate family member of any of the foregoing persons, or a person with a similar relationship with a subsidiary of the Company, has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. The pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company’s proxy statement pursuant to compensation disclosure requirements of the Securities Exchange Act), as well as transactions in the ordinary course of business where the aggregate amount involved is expected to be less than $5,000. All related party transactions will have to be reported for review by the Nominating and Corporate Governance Committee of the Board or the Audit Committee. Transactions deemed to be pre-approved are not required to be reported to the Committee, except that material transactions in the ordinary course of business are required to be submitted to the Committee for review at its next following meeting.

Following its review, the Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and the Company’s stockholders, taking into consideration whether they are on terms no less favourable to the Company than those available with other parties and the related person’s interest in the transaction. Ultimately, material transactions require approval of disinterested Directors. If a related party transaction is to be ongoing, the Nominating and Corporate Governance Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related person.

Amended and Restated Stock Option Plan

The Company’s Stock Option Plan was amended and restated at the Annual General Meeting of Stockholders in June 2007. The plan governs options granted to directors, employees, officers and consultants of the Company (the “Amended and Restated Stock Option Plan” or “Plan”).

The Plan provides for grants to directors, officers, employees and consultants of the Company, or its subsidiaries, of options to purchase the Company shares. These options may be either “incentive stock options” within the meaning of Section 422 of the Code, or stock options that are non-qualified for United States federal income tax purposes. The total number of the Company shares for which options may be granted pursuant to Plan is limited to 18,700,000 shares representing approximately 18.3% of the Company’s currently outstanding shares, including options to purchase 11,890,286 shares we exchanged for outstanding Geovic, Ltd. options upon completion of the RTO (the “Exchanged Options”).

As of the Record Date, options to purchase 4,318,600 shares have been granted under the Plan. In 2008 options to purchase an additional 1,540,000 shares were awarded to executive officers and directors under the Plan. As at the date of this Proxy Statement, options to purchase a total of 16,208,886 Shares have been granted, representing approximately 16% of the issued and outstanding Shares and leaving 2,491,114 (2.44%) Shares available for future option grants. A description of the Plan and amendments being proposed at the Annual Meeting are described below under “PROPOSAL THREE”.

The Company had written employment agreements with the executive officers (excluding Mr. Hill, our CFO). Each agreement provided for continued employment through December 31, 2007, with provisions for annual extensions thereafter upon mutual agreement. The agreements with Messrs. Sherborne, Beling and Buckovic provided that within ninety (90) days of completion of a transaction deemed to be a change in control of the Company under circumstances deemed to be unacceptable to the executive, the executive would be entitled to a severance payment equal to two years base salary plus any accrued bonus or vacation through the date of termination. The public offerings completed in 2007 were not deemed to be change of control events. The employment agreements were not renewed at the end of 2007, and are expected to be revised and amended under the supervision of the Compensation Committee of the Board during 2008.

Grants of Plan Based Awards

The following table sets forth information regarding individual grants of options to purchase or acquire securities Geovic or any of its subsidiaries made during the year ended December 31, 2007 to each of the Named Executive officers.

Name	Grant Date		Non-equity and equity incentive plan awards ($)	All other stock awards (#)	All other option awards (#)(2)	Exercise or base price ($Cdn/Share)(1)	Grant date fair value of stock and option awards(3)	Expiration Date
John E. Sherborne, CEO	10/26/2007	(3)	nil	nil	250,000	$2.36	$412,500	10/25/2017
Greg C. Hill, CFO	10/26/2007	(3)	nil	nil	400,000	$2.36	$660,000	10/25/2017
David C. Beling	10/26/2007	(3)	nil	nil	250,000	$2.36	$412,500	10/25/2017
Gary R. Morris	10/26/2007	(3)	nil	nil	150,000	$2.36	$247,500	10/25/2017
William A. Buckovic	10/26/2007	(3)	nil	nil	150,000	$2.36	$247,500	10/25/2017

(1)	On the date of grant, equivalent to $2.44.
(2)	The options vest 40% at date of grant in 2007, and 30% in each of the two years following
(3)	See note 8 to the Consolidated Financial Statements for assumptions made in reaching the above valuations.

Option Exercises during the Most Recently Completed Financial Year and Year-End Option Values

The following table sets forth information regarding each exercise of options to purchase or acquire securities made during the most recently completed financial year by each Named Executive Officer and the financial year-end value of unexercised options, on an aggregated basis:

	Option Awards		Stock Awards		Unexercised Options at FY-End	Value of Unexercised In-the-Money Options at Year-End
Name	Securities Acquired on Exercise	Aggregate Value Realized	Number of Shares Acquired on Vesting	Value Realized on Vesting	Vested/ Non-vested	Vested/ Non-vested (1)
John E. Sherborne, CEO	nil	nil	82,054	nil	2,050,862/150,000	$3,296,957/nil
Greg C. Hill, CFO	nil	nil	nil	nil	160,000/240/000	$270,400/nil
David C. Beling	nil	nil	163,650	nil	864,000/150,000	$1,291,160/nil
Gary R. Morris	nil	nil	45,929	nil	560,400/90,000	$845,676/nil
William A. Buckovic	nil	nil	85,652	nil	2,315,120/90,000	$3,811,153/nil

(1)	Based on the reported closing price on TSX of Cdn$1.69 on December 31, 2007, on which date the exchange rate was Cdn$1.00 to $1.02

Outstanding Equity Awards at Fiscal Year End

Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)(1)	Option Exercise Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested (non-cash) (US$)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
John E. Sherborne	2,200,862	nil	nil	$0.49	(2)	82,056	141,136	nil	nil
Greg Hill	400,000	nil	nil	$2.44	(2)	nil	Nil	nil	nil
David Beling	1,014,000	nil	nil	$1.13	(2)	163,650	281,478	nil	nil
Gary R. Morris	650,400	nil	nil	$0.98	(2)	45,929	78,998	nil	nil
William A. Buckovic	2,405,120	nil	nil	$0.34	(2)	85,654	147,325	nil	nil

(1)	Weighted average exercise price.
(2)	Ranges from December 31, 2013 to December 31, 2017, except for Mr. Hill, for which the expiration is October 25, 2017.
(3)	Shares of common stock subject to forfeiture.
(4)	Based on a reported closing price on TSX of Cdn$1.69 on December 31, 2007, on which date the exchange rate was Cdn$1.00 to $1.02

Option Exercises and Stock Vested at Fiscal Year-End

Name	Option Awards Number of Shares Acquired on Exercise	Stock Awards Number of Shares Acquired on Vesting	Value Realized on Vesting
John E. Sherborne	Nil	82,054	$155,082
Greg Hill	Nil	Nil	Nil
David Beling	Nil	163,650	$309,299
Gary R. Morris	Nil	45,929	$86,806
William A. Buckovic	Nil	85,652	$161,882

Option Repricing During the Most Recently Completed Fiscal Year

During the financial year ended December 31, 2007, The Company did not reprice any of the stock options previously granted.

Securities Reserved for Issuance under Equity Compensation Plan

The following table sets out information as at December 31, 2007 relating to the Company’s Amended and Restated Stock Option Plan, our only equity compensation plan, first adopted September 29, 2006. The Plan was amended pursuant to a vote of stockholders on June 9, 2007 to increase to 18,700,000 shares the number of securities available for issuance under the Plan.

Plan Category	Number of securities to be issued Upon exercise/conversion of Outstanding options, warrants And rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding Securities reflected herein)
Equity compensation plans approved by security holders	13,567,908	$ 0.61 per share	4,031,114
Equity compensation plans not approved by security holders	Nil	N/A	Nil

Total	13,567,908	N/A	4,031,114

Pension Benefits Plan

The Company does not have a defined benefit or actuarial plan or any other pension, retirement or similar plan, and no qualified or non-qualified deferred compensation arrangements for any employees, including the persons named in the above tables, including any plans under which benefits are determined primarily by final compensation (or average final compensation) and years of service.

Indebtedness of Directors and Senior Officers

None of the directors or officers, nor any individual who was at any time during the most recently completed financial year a director or senior officer, nor any associates or affiliates of the foregoing persons is as of the date hereof indebted to the Company or Geovic, and none have been indebted during the last two fiscal years

Directors and Officer Liability Insurance

The Company has purchased and maintains insurance in the amount of $20 million for the benefit of the directors and officers of the Company and its subsidiaries against liabilities incurred by such persons as directors and officers of the Company and its subsidiaries, except where the liability relates to such person’s failure to act honestly and in good faith with a view to the best interests of the Company and its subsidiaries. The annual premium paid by the Company and its subsidiaries for this insurance in respect of the directors and officers as a group is $93,000. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Company and its subsidiaries to any liability in addition to the payment of the required premiums.

Long-Term Incentives

It is the compensation philosophy of the Company to provide a market based blend of base salaries, bonuses and an equity incentive component in the form of options. The Company believes that the option component serves to further align the interests of management with the interests of the Company’s stockholders.

Option Grants During the Most Recently Completed Financial Year

The following table sets forth information regarding individual grants of options to purchase or acquire securities of the Company or any of its subsidiaries made during the most recently completed financial year to each Named Executive Officer (all amounts in this table are in Canadian dollars):

Name	Securities, Under Options Granted (#)(1)	Percent of Total Options Granted to Employees in Financial Year	Exercise or Base Price ($/ Security)(2)	Market Value of Securities Underlying Options on the Date of Grant ($/Security)	Expiration Date(3)
John E. Sherborne	250,000	19.53%	2.36	587,500	10/26/2017
Greg Hill	400,000	31.25%	2.36	940,000	10/26/2017
David C. Beling	250,000	19.53%	2.36	587,500	10/26/2017
Gary R. Morris	150,000	11.72%	2.36	352,500	10/26/2017
William A. Buckovic	150,000	11.72%	2.36	352,500	10/26/2017

Notes:

(1)	The class of securities underlying all stock options is Shares
(2)	The exercise price of options is determined based on the closing price of the Shares on the TSX on the last trading day prior to the date of grant in accordance with the terms of the Plan.
(3)	These options vest as follows: 40% of the options vest on the date of grant; 30% of the options vest on the first anniversary of the date of grant; and 30% of the options vest on the second anniversary of the date of grant

Option Repricing During the Most Recently Completed Financial Year

During the financial year ended December 31, 2007, the Company did not reprice downward any of the stock options previously granted to the Named Executive Officers or directors who were not Named Executive Officers.

Defined Benefit or Actuarial Plan

The Company does not have a defined benefit or actuarial plan for the Named Executive Officers under which benefits are determined primarily by final compensation (or average final compensation) and years of service.

Performance Graph

The following graph compares the yearly percentage change in the cumulative total stockholder return for Cdn$100 invested in Common Shares on December 4, 2006 against the cumulative total stockholder return of the S&P/TSX Composite Index for all of the completed financial periods during which the Company has been publicly traded, assuming the reinvestment of all dividends. The Company completed its reverse takeover (the “RTO”) of Resource Equity Ltd. on December 1, 2006 and December 4, 2006 was the first day that the securities of the Company were publicly traded.

	Dec. 4, 2006	Dec. 31, 2006	Dec. 31 2007
Value based on $100 invested in Geovic Mining Corp.	$100	106.00	67.60
Value based on $100 invested in S&P/TSX Composite Index	$100	100.46	107.66

Note: All figures in this table are in Canadian dollars.

INTEREST IN MATERIAL TRANSACTIONS

No person, including any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing, has any material interest, direct or indirect in any transaction since the commencement of the Company’s last financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. Certain of the Company’s directors and officers are also directors and officers of other natural resource companies. Consequently, there exists the possibility for such directors and officers to be in a position of conflict. Any decision made by any of such directors and officers relating to the Company will be made in accordance with their duties and obligations to deal fairly and in good faith with the Company and such other companies.

PROPOSAL TWO

APPOINTMENT OF AUDITOR

The auditor of the Company is Ernst & Young LLP. Stockholders will be asked to (a) reappoint Ernst & Young LLP as auditors of the Company to hold office until the close of the next annual general meeting of the Company and to (b) authorize the directors to fix the remuneration of the auditors. Ernst & Young LLP was originally appointed as auditor of the Company on December 1, 2006.

Unless such authority is withheld, the persons named in the accompanying Instrument of Proxy intend to vote for Ernst & Young LLP to serve as auditors of the Company for the fiscal year ending December 31, 2008 at remuneration determined by the directors. Representatives of Ernst & Young may be present at the meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions if present.

Report of the Audit Committee

The Company’s Audit Committee is comprised of three directors, two of whom meet the independence and qualification standards for audit committee membership of the TSX and the Company’s corporate governance guidelines, as determined by the Board. The Audit Committee reviews the accounting principles and procedures of the Company and its annual financial reports and statements, recommends to the Board the engagement of the Company’s independent registered accounting firm, reviews with the independent registered accounting firm the plans and results of the auditing engagement and considers the independence of the Company’s independent registered accounting firm.

A principal function of the Audit Committee is to ensure that effective accounting policies are implemented and that internal controls are put in place in order to deter fraud, anticipate financial risks and promote accurate and timely disclosure of financial and other material information to the public markets, the Board and the stockholders. The Audit Committee also reviews and recommends to the Board the approval of the annual financial statements and provides a forum, independent of management, where the Company’s independent registered accounting firm can communicate any issues of concern.

The independent members of the Audit Committee believe that the present composition of the Committee accomplishes all of the necessary goals and functions of an audit committee as recommended by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees and adopted by the U.S. stock exchanges and the Securities and Exchange Commission. The Audit Committee operates under a formal, written Charter approved by the Board. The Charter specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities.

During 2007, the Audit Committee met five times. The Committee was advised, as contemplated by the Sarbanes-Oxley Act of 2002, of all critical accounting policies and practices of the Company. In performing its oversight function, the Committee reviewed with the Company’s independent registered accounting firm such firm’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed under the Audit Committee charter and generally accepted auditing standards, including Statement on Auditing Standards Nos. 61 and 90. In addition, the Committee has discussed with the independent registered accounting firm such firm’s independence from management and the Company and received the written disclosures from the independent registered accounting firm required by the Independence Standards Board, Standard No. 1.

The Committee discussed with the Company’s independent registered accounting firm the overall scope and plans for their audit. The Committee met with the independent registered accounting firm, with and without management present, to discuss the results of such firm’s examination and evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Company’s management, the Audit Committee and the Board are fully committed to the review and evaluation of the Company’s procedures and policies designed to assure effective internal control over financial reporting. All steps and disclosures relating to this matter have been and will remain subject to the oversight of the Audit Committee.

In reliance on the reviews and discussions referred to above, and subject to the limitations of the role and responsibilities of the committee set forth in its charter, based on the review of the Company’s financial statements, accounting system and its accounting policies and procedures and discussions with the Company’s independent registered accounting firm for the fiscal year ended December 31, 2007, the Audit Committee recommended to the Board that the consolidated financial statements for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K The Audit Committee also approved the selection of the Company’s independent registered accounting firm for the fiscal year ended December 31, 2007 and approved the compensation arrangements and payments to such firm.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Moreover, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s independent registered accounting firm is in fact “independent.”

R.J. “Don” MacDonald, Chair
Wade Nesmith
Michael T. Mason

Fees Paid to the Independent Accountants

The aggregate fees billed to the Company for the last two fiscal years by the Company’s independent accountants, Ernst & Young LLP, were:

Fees Paid to the Independent Accountants

	2007	2006
Audit Fees(1)	$242,000	$187,000
Audit-Related Fees(2)	283,000	180,000
Tax Fees(3)	62,000	40,000
All Other Fees	Nil	Nil
Total	$587,000	$407,000

(1)	Audit fees consist of annual audit fees, on an accrual basis, and fees for review of the Company’s quarterly and other reports and quarterly meetings with our audit committee.
(2)	Audit-related fees are fees billed for audit-related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and include fees for review of registration statements filed with the Securities and Exchange Commission, the application for listing on the TSX in 2007 and the TSX Venture Exchange, in 2006, fees incurred in 2006 in connection with the RTO, and in 2007 in connection with two public offerings the Company completed outside the United States. Also included are other consultations concerning financial accounting and reporting standards, and assistance with documenting formalized internal reporting and financial control requirements.
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning, including assistance with filing corporate tax returns in 2006 and advice on transfer pricing for years before 2007.

The audit and other services provided by our independent registered accounting firm are supervised by the Audit Committee of the Board. In January 2007 the Audit Committee authorized the engagement of our independent registered accounting firm and pre-approved all audit and audit-related fees, all tax fees and other fees anticipated for services authorized to be performed by our independent accountants during 2007, including auditing services for the fiscal year ended December 31, 2006. The fees expended were reviewed and the authorizations renewed, as appropriate, at each quarterly meeting of our Audit Committee. No services were performed in 2007 by our independent accountants that had not been pre-approved by our Audit Committee. Before 2007, we did not have an audit committee and such fees and services were pre-approved by the Geovic Ltd. Board of Directors.

PROPOSAL THREE

AMENDMENTS TO THE AMENDED AND RESTATED STOCK OPTION PLAN

Background

The stockholders and directors of the Company have previously approved the Amended and Restated Stock Option Plan (the “Plan”) under which directors, officers, employees and consultants of the Company may be granted stock options to acquire Shares. The Company adopted and stockholders approved the Plan on September 29, 2006 and approved amendments to the Plan on June 9, 2007. The principal purpose of the Plan is to provide a competitive and effective means to give Company personnel the opportunity to purchase stock in the Company. Granting equity is intended to assist the Company in attracting, retaining and motivating high calibre personnel whose contributions are important to the success of the Company. As stated above, as at the date of this Proxy Statement, options to purchase a total of 16,208,886 Shares have been granted, representing approximately 16% of the issued and outstanding Shares and leaving 2,491,114 Shares (approximately 2.4%) available for future option grants. As of the date of this Proxy Statement, 1,783,218 Shares have been issued pursuant to the exercise of Options and Exchanged Options.

The Plan is administered by the Board of Directors and the Compensation Committee of the Board. After review and recommendation by the Compensation Committee, the Board is empowered by the Plan to determine: (i) the total number of options to acquire shares (“Options”) to be made available under our Plan, (ii) which of our, or our subsidiaries’ directors, officers, employees and consultants are eligible to receive Options under the Plan (“Optionees”), (iii) the time when and the price at which such Options will be granted, (iv) the time when and the price at which such Options may be exercised, and (v) the conditions and restrictions on the exercise of such Options. The Compensation Committee considers all other compensation arrangements with all Optionees and grants of Options are intended to be consistent with compensation policies of the Compensation Committee for executive officers.

Under the Plan, the exercise price of any Option shall not be less than the closing price of the Company shares on the TSX on the date immediately preceding the date of grant and the term of any such Option shall not exceed ten years from the date of grant; provided that as to grants of incentive stock options, with respect to any participant in the Plan who owns shares representing more than 10% of the voting rights attributable to the outstanding common stock of the Company, the exercise price of an incentive stock option may not be less than 110% of the fair market value of such shares on the date immediately preceding the date of grant and the term of such option may not exceed five years. Incentive stock options may be granted under the Plan only to persons who are employees of the Company or a subsidiary at the time of grant. To the extent that the aggregate fair market value of shares (determined at the time of grant) exceeds $100,000 on the amount of incentive stock options exercisable for the first time by an Optionee during any calendar year, any excess over that amount shall be considered “non-qualified options.” Options vest and become exercisable in accordance with the terms of the Option determined at the time of grant by the Board of Directors. All options granted under the Plan are subject to the terms and conditions of an option agreement with each participant made at the time an Option is granted, and to the terms of the Plan. Options granted under the Plan are non-transferable and non-assignable other than on the death of a participant. An Optionee will have no rights whatsoever as a Company Stockholder in respect of unexercised Options.

The number of Shares underlying Options granted to directors, officers or other insiders of the Company (i) at the time of grant, or (ii) within a one-year period thereafter, is not permitted to exceed 10% of the Shares outstanding at the time of the grant. The number of Shares underlying options granted to any one person within a one-year period shall not exceed 5% of the Shares outstanding at the date of grant.

If an Optionee ceases to be an officer or employee of the Company, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be an employee of the Company, or its subsidiaries, other than as a result of the Optionee’s disability or death, the options held may be exercised at any time up to but not after the earlier of 120 days (three months in the case of Incentive Stock Options ) from the date of ceasing to be an employee, or the expiry date. In the event of the disability or death of an Optionee, the options may be exercised at any time up to the earlier of twelve (12) months from the date of cessation of employment with the Company or its subsidiary, or the expiry date

Proposed Amendments to the Plan.

The Board of Directors has approved and recommended that the Stockholders approve certain amendments to the Plan, which are indicated in a backline copy of the Amended and Restated Plan attached to this Proxy Statement as Schedule “A”.

The material proposed changes to the Plan are as follows:

•

A provision to permit Optionees to effect, subject to the discretion of the Board of Directors, a “Net Exercise” of vested options (Section 4.2 of Schedule A). Using a Net Exercise, an Optionee may surrender vested Options to the Company and receive a number of shares of Company common stock equal to the number of surrendered options multiplied by the difference between (A) the exercise price of the surrendered options and (B) the fair market value of the Company’s common stock on the date of surrender and divided by (C) the per share option exercise price. The ability for a net exercise to occur is determined by the Board upon request by an Optionee. Presently the Plan requires all Options to be exercised by the payment of cash in full.

•

A provision to allow the number of shares equal to all exercised options to become again available for issuance upon the exercise of Options subsequently granted under the Plan (Section 3.2(d) of Schedule A). Thus upon exercise of an option, or surrender of options upon a Net Exercise as described above, the same number of shares underlying those options would become available for issuance under the Plan. Presently the Plan allows only shares underlying options which expire unexercised or are terminated to again become available for issuance upon the exercise of Options subsequently granted under the Plan. The policies of the TSX permit this provision provided that it is re-approved by Stockholders every three years.

•

A provision to permit vested Options held by a Director at the time he leaves the Board, other than in the event of the death of such Director, to remain exercisable until expiry of the original option term (Section 3.4(b) of Schedule A). Presently the Plan requires that vested options held by retiring Directors must be exercised within 120 days of leaving the Board. Upon approval of the amendments to the Plan, the options held by any of the four non-employee Directors who leave the board in the future would be adjusted accordingly.

•	Several changes under which the Compensation Committee of the Board will be authorized to administer and supervise the issuance of Options under the Plan (Section 5.1 of Schedule A).

Presently the Plan provides that the Board, an administrator on the instructions of the Board or a Committee of the Board may administer the Plan; as proposed for revision, the Compensation Committee shall administer and supervise the issuance of Options but the Board will retain ultimate responsibility for final approval of options to be granted and other matters under the Plan.

•

A provision under which options that would otherwise expire during “no trading” periods (“Blackout Periods”) established by the Company will be extended for a reasonable time after the Blackout Period expires (Section 3.4 of Schedule A). The Plan presently has no such extension provisions. This revision is specifically authorized by the TSX, as described below.

•

Several provisions intended to clarify distinctions between “incentive stock options” and “non-qualified” options granted under the Plan (Sections 3.4(d) and 3.10 of Schedule A”). These revisions do not modify or amend outstanding options or change the terms under which options may be granted under the Plan.

•

Several provisions which reflect that the Company is now listed on the TSX, including those to clarify the manner in which amendments to the Plan shall be completed in the future (Section 6.2 of Schedule A). these changes are intended to implement changes permitted by the TSX and do not materially change the existing Plan.

TSX Listing

On November 16, 2007, the securities of Geovic were voluntarily de-listed from the TSX Venture Exchange and listed on the TSX. As a result, Geovic became subject to the policies of the TSX and accordingly, it seeks to amend the Plan to comply with TSX policies, among other matters as described above. In June 2006, the TSX published a Staff Notice in relation to security based compensation arrangements such as the Plan. The Staff Notice provided guidance on the amendment procedures for security based compensation arrangements and the treatment of options that expire during an issuer’s self-imposed blackout period. The Company proposes to change the Plan to specify those amendments to the Plan that can be made by the Board without the approval of the Company’s stockholders (other than the approval at the Meeting to incorporate this amendment provision into the Plan). Further, the nature of the Company’s business gives rise to a number of “blackout periods” each year during which directors, officers and employees are prohibited from trading in securities of the Company. If an option expiry date occurs during a blackout period, an optionee would be required to exercise that option to avoid its expiry. However, pursuant to applicable securities laws such optionee would be prohibited from trading in those securities until the blackout period ended. The TSX Staff Notice introduced the ability for the Plan to provide that should an option expiry date occur during or soon after a blackout period, the expiry date will become a date that is a reasonable amount of time following the end of a blackout period. The Company proposes to amend the Plan to comply with TSX policies, including inserting a specific amendment provision and providing for the extension of the expiry date of options that expire during a blackout period to a reasonable time thereafter.

Shares Authorized for Issuance

The Plan provides that the total number of Shares that may be issued pursuant to the Plan may not exceed 18,700,000 Shares. As at the date of this Proxy Statement, options to purchase a total of 16,208,886 Shares have been granted, representing approximately 16% of the issued and outstanding Shares and leaving 2,491,114 Shares (approximately 2.4%) available for future option grants. As of the date of this Proxy Statement, 1,483,218 Shares have been issued pursuant to the exercise of Options and Exchanged Options. If the amendments to the Plan are approved, the 1,783,218 Options and Exchanged Options that have been exercised will be re-issuable under the Plan, resulting in 4,274,332 (approximately 4.2%) Shares available for future option grants.

United States Federal Income Tax Consequences

The following is a brief description of the material U.S. federal income tax consequences associated with the award of options under the Plan. It is based on existing U.S. laws and regulations and there can be no assurance that those laws or regulations will not change in the future. Tax consequences in other countries where stockholders reside may vary and each stockholder should consult its own tax advisors regarding applicable income tax consequences associated with the award of Options under the Plan.

There are no federal income tax consequences to either the Company or the participant upon the grant of an Option. If the Option is a non-qualified stock option, the Optionee will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and the Company will receive a corresponding federal income tax deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain or loss. If the option is an incentive stock option, there is generally no gain or loss realized by the Optionee upon exercise and no tax deduction for the Company. A disposition of the shares received 12 months or longer after exercise will result in long-term capital gain or loss to the holder; while an earlier disposition will result in ordinary income to the Optionee equal to the excess of the fair market value of the stock acquired over the exercise price and the Company will then receive a corresponding federal income tax deduction.

Plan Benefits

The Options that will be awarded in the future to eligible participants under the Plan will be subject to the discretion of the Compensation Committee of the Board and the Board and are not determinable at this time. As noted above, the approval by stockholders of the amendments to the Plan will effect changes to the Plan from the form approved by stockholders at the 2007 Annual General and Special Meeting of stockholders. The Plan without the proposed amendments was effective in 2007, and summaries of all Options granted in 2007 under the Plan are described elsewhere in this Proxy Statement. Had the proposed amendments to the Plan been in effect in 2007, none of the Options granted in 2007 would have been different.

Recommendation of the Directors

The amendments to the Plan described herein must be approved by a majority of not less than 50% of the votes cast by stockholders who, being entitled to do so, vote in person or by proxy on the resolution.

The full text of the resolutions to be presented to amend the Plan is set out in Schedule “B” to this Proxy Statement.

The Board has unanimously concluded that the proposed amendments to the Plan are in the best interest of the Company and its Stockholders, and recommends that Stockholders vote IN FAVOUR of the resolutions to amend the Plan.

The Company has been advised that the directors and senior officers of the Company intend to vote all Shares held by them in favour of the amendments to the Plan.

RECEIPT OF FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the fiscal year ended December 31, 2007 and accompanying Auditor’s Report thereon are included in the Annual Report for the fiscal year ending December 31 2007 on Form 10-K a copy of which is delivered with this Proxy Statement and will be presented at the Meeting.

OTHER MATTERS

Management knows of no matters to come before the meeting other than as set forth in the Notice of Meeting and this Proxy Statement. However, should any other matters properly come before the Meeting, the Shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the Shares represented by the proxy, exercising discretionary authority.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2009 must be timely received by the Board for consideration to be included in the Notice of Annual Meeting, Proxy Statement and form of proxy relating to the 2009 meeting. Such proposal must be received by the Company on or before January 6, 2009. In addition, if the Company receives notice of a stockholder proposal after February 5, 2009, the Company will have discretionary authority to consider such proposal and its presentation at the 2009 Annual Meeting of Stockholders. Proposals should be address to Secretary of the Company at 743 Horizon Court, Suite 300A, Grand Junction, CO, 81506, USA.

AVAILABILITY OF DOCUMENTS

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)	the Company’s latest Annual Report of Form 10-K, together with any document, or other pertinent pages of any document, incorporated therein by reference; and

(b)	the financial statements of the Company for the Company’s most recently completed financial year, together with the auditor’s report thereon and Management’s Discussion and Analysis, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.

Copies of the above documents will be provided, upon request to the Secretary of the Company at 743 Horizon Court, Suite 300A, Grand Junction, CO, 81506, USA, free of charge to a stockholder of the Company, including a beneficial owner of stock. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder of the Company and who requests a copy of any such document. Financial information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the financial year ended December 31, 2007. The above documents, together with additional information relating to the Company are available on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

DATED at Grand Junction, Colorado May 7, 2008

GEOVIC MINING CORP.

“John E. Sherborne”

JOHN E. SHERBORNE
Chief Executive Officer and Director

SCHEDULE “A”

AMENDED AND RESTATED STOCK OPTION PLAN

(Marked to Show Proposed changes)

GEOVIC MINING CORP.

SECOND AMENDED AND RESTATED STOCK OPTION PLAN

~~May 7, 2007~~

June 6, 2008

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1	DEFINITIONS

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

“Administrator” means such director or other senior officer or employee of the Company as may be designated as Administrator by the Board or the Committee from time to time;

“Award Date” means the date on which the Board grants and announces a particular Option;

“Board” means the Board of Directors of the Company;

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder;

“Committee” has the meaning ascribed to such term in section 5.1;

“Company” means Geovic Mining Corp. and any subsidiary thereof, (within the meaning of the Securities Act and the Securities Act of 1933), as the context may apply;

“Consultant” means an individual (or a company wholly owned by the individual) who (i) provides ongoing consulting, technical, management or other services to the Company (excluding services provided in relation to a distribution of the Company’s securities); (ii) possesses technical, business or management expertise of value to the Company; (iii) provides the services under a written contract with the Company; (iv) spends a significant amount of time and attention to the business and affairs of the Company; and (v) has a relationship with the Company that enables the individual to be knowledgeable about the business and affairs of the Company;

“Director” means a director, senior officer or a Management Company Employee of the Company;

“Employee” means (i) an individual considered an employee under the ~~Income Tax Act, Canada~~Code (i.e. for whom income tax and other deductions are made by the Company); (ii) an individual who works full-time for the Company providing services normally provided by an employee of the Company but for whom income tax and other deductions are not made by the Company; and (iii) an individual who works for the Company on a continuing and regular basis for a minimum amount of time per week, but for whom income tax and other deductions are not made by the Company;

“Exchange” means the ~~TSX Venture~~Toronto Stock Exchange;

“Exchanged Option” has the meaning ascribed to such term in section 3.2;

“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder;

“Exercise Period” means the period during which a particular Option may be exercised, being the period from and including the Award Date through to and including the Expiry Date;

“Exercise Price” means the price at which an Option may be exercised as determined in accordance with section 3.5;

“Expiry Date” means the date determined in accordance with section 3.3 and after which a particular Option cannot be exercised;

“Fair Market Value” means, on any particular date, the simple average of the closing price per Share for each of the 20 consecutive trading days immediately before such date on the Exchange, or such other stock exchange or over-the-counter market as the Shares may then be listed or quoted (as the case may be), or, if the Shares are not listed on any stock exchange or quoted for trading by a recognized over-the-counter market, the Fair Market Value shall be the value of a Share, as determined by the Board, acting reasonably and in good faith, which determination shall be conclusive;

“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto;

“Insider” means a Director, a director or senior officer of the Company or of a company that is an Insider or subsidiary of the Company, or ~~a person~~any person or entity which is required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file beneficial ownership disclosure reports with the United States Securities and Exchange Commission, including a person or entity that beneficially owns or controls, directly or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Company;

~~“Investor Relations Activities” has the meaning ascribed thereto in the Exchange’s Corporate Finance Manual;~~

“Management Company Employee” means an individual employed by a company providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company~~, but excluding a person engaged in Investor Relations Activities;~~ ;

“Market Price” means, as of any date, the value of the Shares, determined as follows:

(i)	if the Shares are listed on the Exchange, the Market Price shall be the closing price of the Shares on the Exchange for the last market trading day prior to the date of the grant of the Option;

(ii)	if the Shares are listed on the TSX Venture Exchange, the Market Price shall be the closing price of the Shares on the TSX Venture Exchange for the last market trading day prior to the date of the grant of the Option less any discount permitted by the TSX Venture Exchange;

~~(ii)~~	~~if the Shares are listed on The Toronto Stock Exchange, the Market Price shall be the closing price of the Shares on The Toronto Stock Exchange for the last market trading day prior to the date of the grant of the Option;~~

(iii)	if the Shares are listed on an exchange other than the TSX Venture Exchange or ~~The Toronto Stock~~the Exchange, the Market Price shall be the closing price of the Shares (or the closing bid, if no sales were reported) as quoted on such exchange for the last market trading day prior to the date of the grant of the Option; and

(iv)	if the Shares are not listed on an exchange, the Market Price shall be determined in good faith by the Board.

“Option” means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

“Option Certificate” means the certificate, substantially in the form set out as Schedule “A” hereto, evidencing an Option;

“Option Holder” means a current or former Director, Employee or Consultant who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

“Personal Representative” means (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

“Plan” means this stock option plan;

“RTO” means the reverse take-over transaction completed on December 1, 2006, pursuant to which the Company acquired all of the issued and outstanding securities of Geovic, Ltd. and Geovic Finance Corp.;

“Securities Act” means the Securities Act (British Columbia);

“Securities Act of 1933” means the Securities Act of 1933 (United States), as amended; and

“Share” or “Shares” means, as the case may be, one or more common shares of the Company, par value of $0.0001 per share.

1.2	CHOICE OF LAW

The Plan is established under, and the provisions of the Plan shall be interpreted and construed solely in accordance with, the laws of the State of Delaware once the Company is domesticated as a Delaware corporation and the laws of the United States applicable therein.

1.3	HEADINGS

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE 2

PURPOSE AND PARTICIPATION

2.1	PURPOSE

The purpose of the Plan is to attract, retain and motivate Directors, Employees and Consultants, to reward such of those persons by the grant of Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such persons to acquire Shares as long term investments.

2.2	PARTICIPATION

The ~~Board~~Committee shall, from time to time, in its sole discretion, subject to final approval by the Board, determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to section 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee or Consultant, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)	the person’s remuneration as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b)	the length of time that the person has provided services to the Company;

(c)	the nature and quality of work performed by the person; ~~and~~

(d)	the anticipated motivation and incentive of the option holder expected to be achieved from the issuance of Options; and

(e)	other factors deemed relevant at the time.

2.3	NOTIFICATION OF AWARD

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4	COPY OF PLAN

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of this Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5	NO SHAREHOLDER RIGHTS

An Option Holder shall not have any rights as a shareholder of the Company with respect to any of the Shares covered by an Option until the Option Holder exercises such Option in accordance with the terms of the Plan and the issuance of the Shares by the Company.

2.6	INCOME TAXES

As a condition of and prior to participation in the Plan, an Option Holder shall authorize the Company in written form to withhold from any remuneration otherwise payable to such Option Holder any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan, including the exercise of Options awarded under the Plan.

2.7	NO REPRESENTATION OR WARRANTY

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

2.8	NO RIGHT TO AWARDS OR EMPLOYMENT

No person shall have any claim or right to receive an Option under the Plan. None of the Plan, the grant of Options under the Plan or any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Option Holder any right to be retained in the employ or engagement of the Company, or to interfere with or to limit in any way the right of the Company to terminate the employment or engagement of such Option Holder at any time. No award shall constitute salary, recurrent compensation or contractual compensation for the year of grant, any later year or any other period of time. Payments received by an Option Holder under any Option made pursuant to the Plan shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Board.

ARTICLE 3

TERMS AND CONDITIONS OF OPTIONS

3.1	BOARD TO ALLOT SHARES

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted ~~and~~, authorized and reserved for issuance by the Board prior to the exercise thereof.

3.2	NUMBER OF SHARES

(a)	~~The~~Subject to section 3.2(d) hereof, the maximum number of Shares issuable under the Plan, including Shares subject to Incentive Stock Option treatment, shall not exceed a total of 18,700,000, inclusive of all Shares reserved for issuance under previously granted stock options~~, including options awarded outside the Plan pursuant to other obligations~~ of Geovic, Ltd. that were exchanged for options of the Company pursuant to the RTO (each, an “Exchanged Option”), unless shareholder approval is obtained in advance in accordance with section ~~6.5~~6.2 hereof.

(b)	Unless ~~disinterested~~ shareholder approval is obtained in accordance with section ~~6.5~~6.2 hereof, the aggregate number of Shares (including Shares issuable upon the exercise of Exchanged Options) that may be reserved for issuance to the Insiders of the Company (i) at the time of grant, or (ii) within a one-year period, pursuant to this Plan or any other previously established and outstanding option plans or grants, shall not exceed 10% of the Shares outstanding at the time of the grant.

(c)	The aggregate number of Shares reserved for issuance pursuant to this Plan or any other previously established and outstanding option plans or grants to any one individual eligible to receive options under the Plan within a one-year period shall not exceed 5% of the Shares outstanding at the time of the grant (unless the Company has obtained ~~disinterested~~ shareholder approval to exceed such limit in accordance with section ~~6.5~~6.2 hereof).

(d)	~~The aggregate number of Shares reserved for issuance pursuant to this Plan or any other previously established and outstanding option plans or grants to any one Consultant within a one-year period shall not exceed 2% of the Shares outstanding at the time of the grant.~~

(e)	~~The aggregate number of Shares reserved for issuance pursuant to this Plan or any previously established and outstanding option plans or grants to an Employee conducting Investor Relations Activities within a one-year period shall not exceed 2% of the Shares outstanding at the time of the grant.~~

(f)	~~Options that have been cancelled or that have expired without being exercised in full shall continue to be re-issuable under the Plan. Subject to the provisions of section 6.5, Options that have been exercised will reduce the total number of Options~~If any Option or Exchanged Option has terminated or expired without being fully exercised, any unissued Shares which have been reserved to be issued upon the exercise of the Option or the Exchanged Option, as the case may be, shall become available to be issued upon the exercise of Options subsequently granted under the Plan. If any Option or Exchanged Option has been exercised, the number of Shares into which such Option or such Exchanged Option, as the case may be, was exercised shall become available to be issued upon the exercise of Options subsequently granted ~~hereunder.~~ under the Plan.

3.3	TERM OF OPTION

Subject to section 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the tenth anniversary of the Award Date of the Option.

3.4	TERMINATION OF OPTION

~~An~~Subject to section 3.8(b), an Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may, at ~~any~~the time ~~and from time to time~~of grant of the option, fix limits, vesting requirements or ~~restriction~~restrictions in respect of which an Option Holder may exercise all or part of any Option held by him. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. (Mountain Standard ~~time~~Time) on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board on the Award Date referred to in section 3.3 above, and the date established, if applicable, in subsections (a) ~~to (c) below~~and (b) below except that in the circumstance where the end of the term of an Option falls within, or within two business days after the end of, a “black out” or similar period imposed under any insider trading policy or similar policy of the Company (but not, for greater certainty, a restrictive period resulting from the Company or its insiders being the subject of a cease trade order of a securities regulatory authority). In such circumstances, the end of the term of such Option shall be the tenth business day after the earlier of the end of such black out period or, provided the black out period has ended, the expiry date.

(a)	~~(a)~~ Death

In the event that the Option Holder should die while he or she is still ~~(i)~~ a Director or Employee, ~~(other than an Employee performing Investor Relations Activities)~~ the Expiry Date shall be 12 months from the date of death of the Option Holder~~; or (ii) a Consultant, or an Employee performing Investor Relations Activities, the Expiry Date shall be six months from the date of death of the Option Holder~~.

(b)	Ceasing to be a Member of the Board of Directors

In the event that the Option Holder holds his or her Option as a member of the Board and is not also an Employee of the Company and such Option Holder ceases to be a director of the Company, other than by reason of death, he or she may, after the date he or she ceases to be a director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise the Option at the date of such resignation or termination, unless the Option Holder ceases to be such as a result of an order of the British Columbia Securities Commission, the Exchange, or any regulatory body having jurisdiction to so order, in which case the Expiry Date shall be the date the Option Holder ceases to be a director of the Company.

To the extent that the Option Holder was not entitled to exercise the Option at the date of such resignation or termination, or if he or she does not exercise any portion of the Option which he was entitled to exercise at the date of resignation or termination prior to the Expiry Date, such portion of the Option shall terminate, in which event a number of Shares equal to the number of Shares for which the terminated Option would have been exercisable, shall again be available for Options granted under this Plan.

(c)	~~(b)~~ Ceasing to Hold Office or to be Employed

In the event that the Option Holder holds his or her Option as a Director~~,~~ (other than a member of the Board) an Employee or a Consultant of the Company ~~(other than an Employee or Consultant performing Investor Relations Activities)~~ and such Option Holder ceases to be a Director (other than a member of the Board), an Employee or a Consultant of the Company, other than by reason of death, ~~the Expiry Date of the Option shall be the 120th day following the date the Option Holder ceases to be a Director, an Employee or Consultant of the Company~~he or she may, but only within such period of time not exceeding 120 days, as is determined by the Board at the time of grant of the Option, after the date he or she ceases to be employed by the Company, exercise his or her Option to the extent that he or she was entitled to exercise the Option at the date of such termination, unless the Option Holder ceases to be such as a result of:

(i)~~(i)~~	termination for cause; or

(ii)~~(ii)~~	an order of the British Columbia Securities Commission, the Exchange, or any regulatory body having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to be a Director (other than a member of the Board), an Employee or a Consultant of the Company.

~~(c)~~	~~Ceasing to Perform Investor Relations Activities~~

~~Notwithstanding the paragraph (c) immediately above, in the event that the Option Holder holds his or her option as an Employee or Consultant of the Company who provides Investor Relations Activities on behalf of the Company, and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Expiry Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.~~

To the extent that the Option Holder was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise any portion of the Option which he was entitled to exercise at the date of termination within the time specified herein, the Option shall terminate, in which event a number of shares equal to the number of Shares for which the terminated Option would have been exercisable, shall again be available for Options granted under this Plan.

(d)	Incentive Stock Options

Notwithstanding this section 3.4 to the contrary, an Option Holder shall exercise Incentive Stock Options, if at all, within three (3) months from terminating employment with the Company or the Incentive Stock Option shall terminate on the day following such three (3) month period. In the event an Option Holder changes status from an Employee to a Consultant or Director, and no longer remains an Employee upon such change of status, such Option Holder’s Incentive Stock Option shall convert automatically to an Option (other than an Incentive Stock Option) on the day following three (3) months from the change in status.

3.5	EXERCISE PRICE

The Exercise Price shall be that price per Share, as determined by the Board in its sole discretion and announced as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, provided that the Exercise Price shall not be less than the Market Price.

3.6	ASSIGNMENT OF OPTIONS

Options may not be assigned or transferred except by will, divorce settlement, the laws of descent and distribution, and all Option Certificates will be so legended, provided however that the Personal Representatives of an Option Holder may, to the extent permitted by section 4.1, exercise the Option within the Exercise Period.

3.7	ADJUSTMENTS

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the “Event”), the Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded~~. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Options unless such amount of Shares represents the balance left to be exercised under the Options~~.

3.8	EXERCISE RESTRICTIONS

(a)	The Board may, at the time an Option is awarded or upon renegotiation of the same, attach restrictions relating to the exercise of the Option, including vesting provisions, if the Board may so determine. Any such restrictions shall be recorded on the applicable Option Certificate.

~~Notwithstanding the foregoing, no vesting will be required except for Options issued to Consultants performing Investor Relations Activities, which must vest in stages over a one-year period with no more than 1/4 of the options vesting in any three month period.~~

(b)	No lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Options unless such amount of Shares represents the balance left to be exercised under the Options.

3.9	REPRESENTATIONS

For Options granted to Employees, Consultants or Management Company Employees, the Company will represent that the Option Holder is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

3.10	INCENTIVE STOCK OPTIONS

~~Any Option granted to~~Only an Employee ~~in the United States~~ may ~~be~~receive an Incentive Stock Option. The exercise price per Share of an Incentive Stock Option shall be fixed by the Board at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Market ~~Value~~Price of a Share on the date of grant. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting-power of all classes of stock of the Company, or any of its subsidiaries, unless (i) the exercise price determined as of the date of grant is at least one hundred ten percent (110%) of the fair market value on the date of grant of the Shares subject to such Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five (5) years from the date of grant thereof. ~~No employee shall be granted any Incentive Stock Option which would result in such Employee receiving a grant of~~To the extent the aggregate Market Price of the Shares with respect to which Incentive Stock Options ~~that would have an aggregate fair market value in excess of one hundred thousand dollars ($100,000), determined as of the time of grant, that would be~~are exercisable for the first time by ~~such~~the Option Holder during any calendar year exceeds $100,000, such Options shall be treated as Options other than Incentive Stock Options. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the effective date of the Plan. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provisions thereto, as amended from time to time. The ability to exercise an Incentive Stock Option shall comply with section 3.4(c).

ARTICLE 4

EXERCISE OF OPTION

4.1	EXERCISE OF OPTION

An Option may be exercised only by the Option Holder or his Personal Representative. ~~An~~Except as otherwise provided in section 3.4(c), an Option Holder or his Personal Representative may exercise an Option in whole or in part, subject to any applicable exercise restrictions, including those set out in section 3.8, at any time or from time to time during the Exercise Period up to 5:00 p.m. (Mountain Standard time) on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and, subject to section 4.2 below, payment of the entire Exercise Price in cash or cash equivalents at the time when such Shares are purchased.

4.2	NET EXERCISE

(a)

The Board may permit the net exercise of any Option into Shares by any Option Holder as provided in this section 4.2 (“Net Exercise”) at any time, or from time to time, during the term of such Option. The decision of whether or not to permit Net Exercise for any Option is in the sole discretion of the Board and will be made on a case by case basis. Upon the Net Exercise of Options (the “Converted Options”), the Company shall deliver to the Option Holder (without payment by the Option Holder of any Exercise Price or any cash or other consideration), that number of fully paid and non-assessable Shares (X) equal to the number of

Converted Options (Y) multiplied by the quotient obtained by dividing the result of the Fair Market Value of one Share (B) less the Exercise Price per Share (A) by the Fair Market Value of one Share (B). Expressed as a formula, such conversion shall be computed as follows:

X = (Y)	(B - A)
B

Where:	X =	The number of Shares that will be issued to the Option Holder.

	Y =	The number of Converted Options.

	A =	The Exercise Price per Share.

	B =	The Fair Market Value of one Share.

No fractional Shares shall be issuable upon the Net Exercise of Options.

(b)	Net Exercise may be requested for the exercise of any Options by any Option Holder. The Option Holder must make the request by indicating on the Exercise Notice, which must be submitted as specified in section 4.1 above, that the Option Holder wishes to exercise the Options through the Net Exercise method.

4.3	~~4.2~~ ISSUE OF SHARE CERTIFICATE

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of the Shares available under the Option.

4.4	~~4.3~~ CONDITION OF ISSUE

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan, the terms of the Option Certificate, and compliance with the Securities Act of 1933 and the Securities Act, and all other laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information representation, report and/or undertakings required to comply with and to fully cooperate with the Company in complying with such laws, rules and regulations. In particular in the event the Options or Shares issued under the Plan are not registered under applicable securities laws but an exemption is available which requires an investment representation or other representation, the Option Holder shall represent and agree at the time of grant or exercise, as applicable, that the Options or Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

4.5	~~4.4~~ LEGEND ON CERTIFICATE

The Board may, if the Shares underlying an Option exercised by an Option Holder are not at the time of exercise registered with the Securities and Exchange Commission on Form S8, cause a legend or legends to be put on certificate for Shares purchased upon exercise of the Option to make appropriate reference to restrictions as the Board may deem advisable or as may be required by the rules and regulations and other requirements of securities regulations, any exchange that lists the Shares and any applicable laws. In particular, if required, for Option Holders who reside in the United States, the certificates shall bear the following or similar legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

If, in the opinion of the Company and its counsel any legend placed on a certificate representing shares sold under this Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without a legend.

~~4.5~~	~~MONITORING OF TRADES~~

~~An Option Holder who performs Investor Relations Activities shall provide written notice to the Board of each of his trades of securities of the Company, within five business days of each trade.~~

4.6	SECTION 409A

Notwithstanding the foregoing or any provision of the Plan, if any provision of the Plan contravenes Section 409A or could cause the Option Holder to incur any tax, interest or penalties under Section 409A, the Board may, in its sole discretion and without the Option Holder’s consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, (ii) to avoid the incurrence of taxes, interest and penalties under Section 409A, and/or (iii) to maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. Moreover, any discretionary authority of the Board or the Administrator may have pursuant to the Plan shall not be applicable to an Option that is subject to Section 409A, to the extent such discretionary authority will contravene Section 409A. This Section does not create an obligation on the part of the Company to modify the Plan and does not guarantee that the Options will not be subject to interest and penalties under Section 409A.

ARTICLE 5

ADMINISTRATION

5.1	ADMINISTRATION

The Plan shall be administered by the Board, ~~or~~ an Administrator on the instructions of the Board or ~~such committee~~the Compensation Committee of the Board ~~formed in respect of matters relating to the Plan~~(the “Committee”). The Board or ~~such committee~~the Committee may make, amend ~~and~~or repeal, at any time and from time to time, such regulations not inconsistent with this Plan as it may deem necessary or advisable for the proper administration and operation of this Plan and such regulations shall form part of this Plan. The Board may delegate to the Committee, the Administrator or any ~~Director, Employee or~~ officer of the Company such ~~administrative duties and powers as it may see fit.~~duties and powers in connection with this Plan as it may see fit. In this Plan, unless the context indicates otherwise, references to the Board shall be deemed to include references to the Administrator or the Committee, if the Board shall have delegated obligations or duties to an Administrator or the Committee. Notwithstanding the foregoing, all actions by an Administrator or the Committee shall be subject to final approval by the Board.

5.2	INTERPRETATION

The interpretation by the Board or its authorized committee of any of the provisions of this Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by the Board hereunder shall be liable for any action or determination in connection with this Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE 6

APPROVALS, AMENDMENTS AND TERMINATION

6.1	APPROVALS REQUIRED FOR PLAN

Prior to its implementation by the Company, this Plan is subject to the receipt of approval by the shareholders of the Company at a general meeting and approval of the Exchange~~.~~ within 12 months after the Plan is adopted by the Board. Thereafter, the Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws.

6.2	~~PROSPECTIVE~~ AMENDMENT

~~Subject to applicable regulatory approval, the Board may from time to time amend this Plan and the terms and conditions of any Option thereafter to be awarded and, without limiting the generality of the foregoing, may make such amendments for the purpose of meeting any changes in any relevant law, Exchange policy, rule or regulation applicable to this Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, rules and regulations, provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.~~

~~6.3~~	~~RETROACTIVE AMENDMENT~~

~~Subject to applicable regulatory approval, the Board may from time to time retroactively amend this Plan and may also, with the consent of the affected Option Holders, retroactively amend the terms and conditions of any Options which have been previously awarded.~~

~~6.4~~	~~EXCHANGE APPROVAL~~

~~With the consent of affected Option Holders, the Board may amend the terms of any outstanding Option so as to reduce the number of option Shares, increase the Exercise Price, or cancel an Option without Exchange approval. Any other amendment will be subject to receiving prior Exchange approval.~~

~~6.5~~	~~SHAREHOLDER APPROVAL~~

The Board may, without notice to the shareholders and without further shareholder approval, at any time and from time to time, amend the Plan or any provisions thereof, or the form of Option Certificate or instrument to be executed pursuant to the Plan, in such manner as the Board, in its sole discretion, determines appropriate:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the Plan;

(b)	to correct any ambiguity, defective provisions, error or omission in the provisions of the Plan;

(c)	to change any vesting provisions of Options;

(d)	to change the termination provisions of the Options or the Plan;

(e)	to change the persons who qualify as eligible Directors, Employees and Consultants under the Plan;

(f)	to change the Net Exercise feature of the Plan;

(g)	to add a cashless exercise feature to the Plan; and

(h)	to add or change provisions relating to any form of financial assistance provided by the Company to Directors, Employees and Consultants that would facilitate the purchase of securities under the Plan;

provided, however, that:

(i)

no such amendment of the Plan may be made without the consent of such affected Director, Employee or Consultant if such amendment would adversely affect the rights of such affected Director, Employee or Consultant under the Plan, except that as provided in section 4.6, an amendment to an outstanding Option to comply with the provisions of Section 409A of the Code shall not be deemed to adversely affect the rights of such affected Director, Employee or Consultant; and

(j)	shareholder approval shall be obtained in accordance with the requirements of the Exchange for any amendment that results in:

(i)	an increase in the number of Shares issuable under Options granted pursuant to the Plan;

(ii)	~~Disinterested shareholder approval (as defined in the Exchange Corporate Finance Manual) will be required for: (i) any~~a reduction in the ~~Exercise Price of Options~~exercise price of an Option granted to ~~Insiders, if the Option Holder is~~ an Insider of the Company ~~at the time of the proposed amendment; and (ii) the situations where the Plan, together with all of the Company’s previously established and outstanding options plans or grants could result at any time in:~~; or

~~(a)~~	~~the number of shares reserved for issuance under stock options granted to Insiders exceeding 15,000,000 Shares;~~

~~(b)~~	~~the grant to Insiders, within a 12 month period, of a number of options exceeding 10% of the Company’s issued Shares; or~~

~~(c)~~	~~the issuance to any one Option Holder, within a 12 month period, of a number of shares exceeding 5% of the issued Shares.~~

(iii)	an extension of the term of an Option granted under the Plan benefiting an Insider of the Company.

6.3	~~6.6~~ TERMINATION

The Board may terminate this Plan at any time provided that such termination shall not alter the terms or conditions of any Option or materially impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination except with the consent of such Option Holder and notwithstanding such termination the Company, such Options and such Option Holders shall continue to be governed by the provisions of this Plan. Notwithstanding anything in the Plan to the contrary, the Plan shall continue in effect for a term of ten (10) years from the earlier of its adoption by the Board or its approval by the shareholders, unless terminated earlier.

6.4	~~6.7~~ AGREEMENT

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of this Plan.

Schedule A

OPTION CERTIFICATE

This certificate is issued pursuant to the provisions of the GEOVIC MINING CORP. (the “Company”) Stock Option Plan (the “Plan”) and evidences that (Name of Option Holder)                                          is the holder of an option (the “Option”) to purchase up to              (Number of Shares) common shares (the “Shares”) in the capital stock of the Company at a purchase price of $             per Share.

Subject to the provisions of the Plan:

(a)	the Award Date of this Option is (insert date of grant); and

(b)	the Expiry Date of this Option is (insert date of expiry).

(c)	this Option is intended to be an Incentive Stock Option. Yes No

Additional Vesting or Other Restrictions: (insert as applicable)

Other Applicable Terms: (insert as applicable)

This Option may ~~be exercise~~not be assigned or transferred except by will, divorce settlement, the laws of descent and distribution, and all Option Certificates will be so legended, provided however that the Personal Representatives of an Option Holder may, to the extent permitted by section 4.1, exercise the Option within the Exercise Period.

Except as otherwise provided in section 3.4(c) of the Plan, this Option may be exercised in accordance with its terms and the terms of the Plan at any time and from time to time from and including the Award Date through and until 5:00 p.m. (Mountain Standard Time) on the Expiry Date, by delivering to the Company an Exercise Notice, in the form provided in the Plan, together with this certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

~~This certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan.~~ This certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

This certificate and the Option evidenced hereby is subject to the detailed terms and condition contained in the Plan.

Signed this          day of                     , 20    .

GEOVIC MINING CORP.

by its authorized signatory:

NAME:

TITLE:

2

Schedule B

Election to Exercise

The undersigned hereby irrevocably elects to exercise the Options of Geovic Mining Corp. as provided in the attached Option Certificate for the number of Shares ~~as~~ set forth below:

Number of Shares to be Acquired:	_________

Exercise Price per Share:	$

Aggregate Purchase Price	$

and either:

1.	hereby tenders a certified cheque, bank draft or cash ~~or other permitted payment authorized under Article 4 and described below~~ for such aggregate purchase price ~~and directs such Shares to~~; or

2.	requests that the Options be exercised through the Net Exercise method.

The undersigned acknowledges that the Board of Directors of Geovic Mining Corp. may decide, for any reason, that the Options may not be exercised through the Net Exercise method. In such case, this Exercise Notice will be returned to the Option Holder, along with the Option Certificate(s) and the Option Holder may re-submit the Exercise Notice and Option Certificate(s) with a certified cheque, bank draft or cash, as provided in item 1 above.

The undersigned irrevocably hereby directs that the Shares be issued, registered and ~~a certificate therefor to be issued as directed below.~~delivered as follows:

Name in Full	Address	Number of Shares

DATED this          day of                     , 200    .

SCHEDULE “B”

TEXT OF RESOLUTIONS TO APPROVE AMENDMENTS TO THE AMENDED AND

RESTATED STOCK OPTION PLAN

BE IT RESOLVED, as an ordinary resolution, that:

1.	the amendments to the Amended and Restated Stock Option Plan (the “Plan”) of the Company, as described in the Proxy Statement of the Company dated May 7, 2008 and as specifically shown on Schedule A to the Proxy Statement, be and are hereby approved; and

2.	any director or officer of the Company be and is hereby authorized, for an on behalf of the Company, to do all such things and execute all such documents and instruments as may be necessary or desirable to give effect to this resolution.

Proxy

ANNUAL GENERAL

MEETING OF SHAREHOLDERS OF

GEOVIC MINING CORP.

TO BE HELD AT The Pines Room At The Embassy Suites Hotel Portland

Airport, 7900 N.E. 82nd Avenue, Portland, Oregon 97220-1338

ON FRIDAY, JUNE 6, 2008, AT 10:00 AM

I/We being holder(s) of the Company hereby appoint:

John E. Sherborne, the Chief Executive Officer and a Director of the Company, or failing this person, William A. Buckovic, the President and a Director of the Company, or in the place of the foregoing,

(print the name)                                                                                                   ,

as my/our proxyholder with full power of substitution to attend, act and vote for and on my/our behalf in respect of all matters that may properly come before the aforesaid meeting of the holders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if I/we were present at the said Meeting and at any adjournment thereof.

I/We hereby direct the proxyholder to vote the securities of the Company recorded in my/our name as specified herein.

I/We hereby revoke any proxy previously given to attend and vote at said Meeting.

SECURITYHOLDER SIGN HERE:

DATE SIGNED:

THIS FORM MUST BE SIGNED AND DATED ABOVE.

SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE.

Resolutions

(For full details of each resolution, please see the enclosed Proxy Statement)

	For	Against	Withhold
1. To elect as Director, Robert J. (Don) MacDonald		N/A
2. To elect as Director, Michael T. Mason		N/A
3. To elect as Director, Wade Nesmith		N/A
4. To elect as Director, Gregg Sedun		N/A
5. To elect as Director, John E. Sherborne		N/A
6. To elect as Director, William A. Buckovic		N/A
7. To appoint Ernst & Young LLP as auditors of the Company and to authorize the directors of the Company to fix the auditors’ remuneration		N/A
8. To approve the amendments to the Company’s stock option plan			N/A

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the holder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the holder, by Pacific Corporate Trust Company.

4.	A holder who wishes to attend the Meeting and vote on the resolutions in person may simply register with the scrutineers before the Meeting begins.

5.	A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and, if applicable, for the nominees of management for directors and auditors as identified in this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a holder of the Company, to vote according to the holder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any ballot of a resolution that may be called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If a holder has submitted an Instrument of Proxy, the holder may still attend the Meeting and may vote in person. To do so, the holder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

7.	Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting, as the proxyholder in its sole discretion sees fit.

8.	To be represented at the Meeting, proxies submitted must be received no later than forty-eight (“48”) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete internet voting at http://webvote.pctc.com. To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete telephone voting at 1-888-Tel-Vote (1-888-835-8683). Please have this proxy in hand when you call. A proxyholder that is not a management proxyholder cannot be appointed by telephone.

RETURN YOUR PROXY BY MAIL OR FAX to PACIFIC CORPORATE TRUST COMPANY

510 Burrard Street, 2nd Floor, Vancouver, British Columbia, V6C 3B9. Fax number 604-689-8144.

Voting by mail or fax may be the only method for holdings held in the name of a corporation or holdings voted on behalf of another individual. Do not mail the printed proxy or VIF if you have voted by the internet or telephone.